As file with the Securities and Exchange Commission on June 22, 2012

Securities Act Registration No. 333-181113

Investment Company Registration No. 811-22707

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 2
☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 2

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

280 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices)

(212) 832-3232

(Registrant’s Telephone Number, including Area Code)

Tina M. Payne, Esq.

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(212) 832-3232

(Name and Address of Agent for Service)

With Copies to:

Michael G. Doherty

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT*

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $.001 par value	40,000	$25.00	$1,000,000.00	$114.60**

*	Estimated solely for the purpose of calculating the registration fee.
**	$114.60 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated June 22, 2012

PROSPECTUS

     Shares

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Common Shares

$25.00 per Share

The Fund.    Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives and Strategies.    The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets (i.e., net assets plus assets obtained through leverage) in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies. The Fund seeks to reduce the risk of rising interest rates by maintaining, under normal market conditions, a portfolio duration (as described below), excluding the effects of leverage, of six years or less.

No Prior Trading History.    Because the Fund is newly organized, its shares of common stock (“Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund’s Common Shares are expected to be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “LDP.”

Investment in the Fund’s Common Shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in securities that are rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but determined by Cohen & Steers Capital Management to be of comparable quality, the Fund’s exposure to foreign and emerging markets securities denominated in U.S. or non-U.S. currencies, and the Fund’s anticipated use of leverage. Below investment grade securities are regarded as having increased risk with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” The Fund’s potential exposure to foreign securities, particularly to emerging markets securities, involves special risks, including currency risk and the risk that the securities may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Because of the risks associated with investing in high yield securities, foreign and emerging market securities and using leverage, an investment in the Fund may be considered speculative. Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 37 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$25.000	$
Sales load(1)	$1.125	$
Proceeds, after expenses, to Fund(2)	$23.825	$

(notes on following page)

The underwriters expect to deliver Common Shares to purchasers on or about                             , 2012.

BofA Merrill Lynch	Citigroup	Morgan Stanley
Barclays		Stifel Nicolaus Weisel
Deutsche Bank Securities		J.J.B. Hilliard, W.L. Lyons, LLC
Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	Wunderlich Securities

The date of this prospectus is                             , 2012.

(notes from previous page)

(1)	Cohen & Steers Capital Management, Inc. (the “Investment Manager”) (and not the Fund) has agreed to pay from its own assets structuring fees to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC in connection with this offering. The Investment Manager (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. See “Underwriting—Other Relationships.”

(2)	The Fund has agreed to pay the underwriters $ , or $ (if the underwriters exercise the overallotment in full) representing $.00834 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. Total offering expenses to be paid by the Fund (other than the sales load but inclusive of such $.00834 per Common Share partial reimbursement of underwriters’ expenses) are estimated to be approximately $ , which represents $.05 per Common Share. The Investment Manager has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load but inclusive of such $.00834 per Common Share partial reimbursement of underwriters’ expenses), which are estimated to be $ to the extent offering expenses are in excess of $.05 per Common Share. See “Summary of Fund Expenses.” Actual offering expenses may vary from this amount.

(3)	The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(continued from previous page)

Investment Portfolio.    Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating-rate and fixed-to-floating-rate preferred securities; fixed- and floating-rate corporate debt securities; convertible securities; and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities as described herein. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Modified duration is a more precise measure of a security’s sensitivity to interest rates (or yields) than term to maturity. Prices of securities with higher durations are usually more sensitive to interest rate (or yield) changes than securities with lower durations. The Fund seeks to initially target a weighted average modified duration (“duration”) of four years (calculated without giving effect to the Fund’s leverage), and thereafter not more than six years. However, under certain market conditions, the Fund’s duration may be longer or shorter than six years. In seeking to maintain its target duration, the Fund will invest significantly in floating-rate and fixed-to-floating-rate preferred securities, which tend to be less price-sensitive to rising interest rates (or yields) than fixed-rate securities with similar terms to maturity. Duration incorporates certain characteristics of a security, such as the security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value, final maturity (if any) and call features, into one measure.

The Fund also will invest 25% or more of its total assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including real estate investment trusts) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries that make up the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies, including securities issued by companies domiciled in emerging market countries. The Fund may invest up to 100% of its Managed Assets in non-U.S. dollar denominated securities, and the Investment Manager may hedge some or all of the Fund’s foreign currency exposure.

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- (or equivalent) weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB- (or equivalent), an underlying security issued by such company in which the Fund invests may have a lower rating than BBB- (or equivalent). Below investment grade securities are also known as “high yield” or “junk” securities and have a greater risk of loss of principal and income than do investment grade securities.

There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Policies” and “Principal Risks of the Fund.”

Leverage.    The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. Under current market conditions, the Fund may utilize leverage in an amount up to 33 1/3% of its Managed Assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities. See “Use of Leverage” and “Principal Risks of the Fund—Leverage Risk.”

Derivatives.    The Fund expects that its primary use of derivatives will be interest rate hedging transactions designed to reduce the interest rate risk of its leverage. See “Use of Leverage.” The Fund also may engage in interest rate transactions to hedge its interest rate exposure in all or a portion of its portfolio holdings and to manage its portfolio duration. Depending on market conditions, the Fund also may enter into forward currency contracts to hedge all or a portion of the Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities. See “Investment Objectives and Policies—Derivatives.”

Investment Manager.    Cohen & Steers Capital Management, Inc., a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986, and its clients include pension plans, endowment funds and investment companies, including open-end and closed-end funds. As of March 31, 2012, the Investment Manager managed approximately $44.9 billion in assets. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

This prospectus sets forth concisely the information about the Fund you should know before investing. You should read the prospectus carefully before deciding whether to invest, and should retain it for future reference. A Statement of Additional Information, dated                     , 2012 (the “SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 68 of this prospectus. You may request a free copy of the SAI by calling 800-330-7348. You also may call to request the Fund’s annual and semi-annual reports (when available) or other information about the Fund, and to make stockholder inquires. The Fund makes available the SAI and the Fund’s annual and semi-annual reports (when available), free of charge, at cohenandsteers.com. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	Cohen & Steers Limited Duration Preferred and Income Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to Cohen & Steers Limited Duration Preferred and Income Fund, Inc. simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering	The Fund is offering shares of common stock (“Common Shares”) through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC. The underwriters have been granted an option to purchase up to additional Common Shares solely to cover overallotments, if any. The initial public offering price is $25.00 per Common Share. See “Underwriting.” Cohen & Steers Capital Management, Inc. (the “Investment Manager”) has agreed to pay all of the Fund’s organizational expenses and offering costs (other than the sales load, but including the $.00834 per Common Share partial reimbursement of underwriters’ expenses) that exceed $.05 per Common Share. You must purchase at least 100 Common Shares ($2,500).

Investment Objectives and Policies	Our primary investment objective is high current income. The Fund’s secondary objective is capital appreciation. Unless otherwise indicated in this prospectus or the SAI, the Fund’s investment objectives and investment policies are considered non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors”) without stockholder approval. However, the Fund’s investment objectives and its policy of investing at least 80% of its Managed Assets (defined below) in preferred and other income securities may only be changed upon 60 days’ prior written notice to the Fund’s stockholders. See “Investment Objectives and Policies.”

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating-rate and fixed-to-floating-rate preferred securities; fixed- and floating-rate corporate debt securities; convertible securities; and securities of other open-end, closed-end or exchange-traded funds (“ETFs”) that invest primarily in preferred and/or debt securities as described herein. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

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Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Modified duration is a more precise measure of a security’s sensitivity to interest rates (or yields) than term to maturity. Prices of securities with higher durations are usually more sensitive to interest rate (or yield) changes than securities with lower durations. For example, a security or portfolio with a duration of five years would be expected to increase in value by approximately 5% with a 1% reduction in interest rates (or yields); conversely, the security or portfolio would be expected to decrease in value by approximately 5% with a 1% increase in interest rates (or yields).

The Fund seeks to initially target a weighted average modified duration (“duration”) of four years (calculated without giving effect to the Fund’s leverage), and thereafter not more than six years. However, under certain market conditions, the Fund’s duration may be longer or shorter than six years. In seeking to maintain its target duration, the Fund will invest significantly in floating-rate and fixed-to-floating-rate preferred securities, which tend to be less price-sensitive to rising interest rates (or yields) than fixed-rate securities with similar terms to maturity. Duration incorporates certain characteristics of a security, such as the security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value, final maturity (if any) and call features, into one measure.

The Fund also will invest 25% or more of its total assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including real estate investment trusts (“REITs”)) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries that make up the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies, including securities issued by companies domiciled in emerging market countries. The Fund may invest up to 100% of its Managed Assets in non-U.S. dollar denominated securities, and the Investment Manager may hedge some or all of the Fund’s foreign currency exposure.

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- (or equivalent) weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB- (or equivalent), an

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underlying security issued by such company in which the Fund invests may have a lower rating than BBB- (or equivalent). Below investment grade securities are also known as “high yield” or “junk” securities. The Fund may invest a significant portion of its assets in below investment grade securities.

Investment Portfolio	The Fund pursues its investment objectives primarily by investing in issues of preferred and debt securities the Investment Manager believes to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Investment Manager evaluates the fundamental characteristics of an issuer, including, among other characteristics, an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In assessing duration, the Investment Manager considers potential changes to interest rates, and a security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value and call features, in addition to the amount of time until the security matures. In evaluating relative value, the Investment Manager also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including:

•	Traditional preferred securities

•	Hybrid-preferred securities

•	Floating-rate and fixed-to-floating-rate preferred securities

•	Fixed- and floating-rate corporate debt securities

•	Convertible securities

•	Securities of other open-end funds, closed-end funds or ETFs that invest primarily in preferred and/or debt securities as described herein

These securities may be across a wide range of sectors and industries. The Fund may also invest in common stocks, government securities, mortgage- and asset-backed securities and municipal securities. These securities are not included within the Fund’s 80% investment policy.

Primary Investment Strategies and Techniques

Preferred Securities.    There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity

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securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. Hybrid-preferred securities are considered debt securities. The Investment Manager also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the return offered by the floating-rate security may rise as well, making such securities less sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies. The Fund will invest significantly in both floating-rate and fixed-to-floating-rate preferred securities.

The Fund intends to invest significantly in over-the-counter (“OTC”) preferred securities, and will also invest in exchange-traded preferred securities. These securities may or may not pay dividends that are eligible for the corporate dividends received deduction (“DRD”) for corporations or for treatment as qualified dividend income (“QDI”) for individuals, and the Fund generally will not be managed to seek the tax—advantages inherent in DRD or QDI. For more information regarding QDI and DRD, see “Taxation” below.

Debt Securities.    Debt securities in which the Fund may invest include fixed- and floating-rate corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed- or floating-rate securities issued by businesses to finance their

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operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Investment Grade and Below Investment Grade Securities. The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- (or equivalent) weighted average senior debt rating of companies in which it invests. A security will be considered to be investment grade if it is rated as such by one of Moody’s Investor Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Group, a division of the McGraw Hill Companies (“S&P”), Fitch, Inc. (“Fitch”) or another nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, is judged to be investment grade by the Investment Manager.

Although a company’s senior debt rating may be BBB- (or equivalent), an underlying security issued by such company in which the Fund invests may have a lower rating than BBB- (or equivalent). Below investment grade quality securities (below BBB- or Baa3 or equivalent), or securities that are unrated but judged to be below investment grade by the Investment Manager, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.

Concentration in Financials Sector. The Fund also will invest 25% or more of its total assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries that make up the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

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Foreign (Non-U.S.) Securities. The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies, including securities of companies domiciled in emerging markets. Emerging markets generally will include countries in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index as well as other countries determined by the Investment Manager to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Fund may invest up to 100% of its Managed Assets in non-U.S. dollar denominated securities, and the Investment Manager may hedge some or all of the Fund’s foreign currency exposure.

Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid-preferred securities. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Derivatives. The Fund expects that its primary use of derivatives will be interest rate hedging transactions designed to reduce the interest rate risk of its leverage. See “Use of Leverage.” The Fund also may engage in interest rate transactions to hedge its interest rate exposure in all or a portion of its portfolio holdings and to manage its portfolio duration. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on leverage. In an interest rate cap, the Fund pays a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, receives from the counterparty payments of the difference based on the notional amount of such cap.

Depending on market conditions, the Fund also may enter into OTC and exchange-traded forward currency contracts to hedge all or a portion of the Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities. Typically, a forward currency contract involves an obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. See “Investment Objectives and Policies—Investment Portfolio—Primary Investment Strategies and Techniques—Derivatives.”

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Other Investment Companies. The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds or ETFs, that invest primarily in preferred and/or debt securities as described herein, to the extent permitted under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules promulgated thereunder, or any exemption granted to the Fund under the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, holders of the Fund’s Common Shares (“Common Shareholders”) would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which the Fund is subject. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Additional Investment Strategies and Techniques	Common Stocks. The Fund may invest up to 20% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Government Securities. The Fund may invest up to 20% of its Managed Assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Municipal Securities.    The Fund may invest up to 20% of its Managed Assets in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes. The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a

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particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.

New Issues and Follow-On Offerings. In addition to purchasing securities in the secondary market, the Fund intends to seek investment opportunities in new issues and follow-on or secondary offerings of preferred securities. The Investment Manager, as an institutional investor, may have access to new issues and secondary offerings that may not be fully available to retail investors. By investing in such offerings, the Investment Manager may be able to secure favorable terms for the Fund, such as attractive pricing relative to other securities available in the secondary market. The Investment Manager has developed relationships with issuers and underwriters that it believes could afford the Fund competitive advantages in evaluating and managing these investment opportunities in preferred securities.

Illiquid Securities. The Fund may invest up to 25% of its Managed Assets in restricted securities and other investments that may be illiquid (i.e., securities that are not readily marketable). The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 25% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Defensive Position. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objectives, the Fund may invest up to 100% of its Managed Assets in cash, cash equivalents, government securities and short-term fixed income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

There can be no assurance that the Fund’s investment objectives will be achieved. For additional information about the Fund’s portfolio composition, see “Investment Objectives and Policies.”

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Use of Leverage	The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. Under current market conditions, the Fund may utilize leverage in an amount up to 33 1/3% of its Managed Assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”). Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred stock (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (“Reverse Repurchase Agreements”), in which the Fund transfers portfolio securities to a financial institution in exchange for cash with an agreement to repurchase such securities on a future date at a specified price. The Fund may utilize leverage through Reverse Repurchase Agreements in an aggregate amount of up to 33 1/3% of the Fund’s total assets. At the time the Fund enters into a Reverse Repurchase Agreement, it will “cover” its exposure under the Reverse Repurchase Agreement by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). The Fund has no current intention to issue Preferred Shares or enter into Reverse Repurchase Agreements. See “Use of Leverage—Leverage Risk.”

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its distributions or total return. The net asset value of the Fund’s Common Shares will be reduced by the issuance or incurrence costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage—Leverage Risk.”

In order to seek to reduce the interest rate risk of the Fund’s leverage through Borrowings, which typically have a floating-rate of interest, the Fund may enter into interest rate swap transactions as to the majority of such leverage. The Fund also may enter into interest rate cap transactions to seek to reduce the interest rate risk of its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. We would use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund’s Common Shares as a result of leverage. See “Use of Leverage—Interest Rate Transactions.”

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So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. See “Use of Leverage—Leverage Risk.”

Investment Manager	Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager was formed in 1986, and as of March 31, 2012 had $44.9 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.” The Investment Manager will be responsible for the management of the Fund’s portfolio. The Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an administration agreement (the “Administration Agreement”). The Fund also has entered into an agreement with State Street Bank and Trust Company to perform certain administrative functions subject to the supervision of the Investment Manager. See “Management of the Fund—Administration and Co-Administration Agreement.”

Fees and Expenses	The Fund will pay the Investment Manager a monthly fee computed at the annual rate of .70% of the Fund’s average daily Managed Assets. See “Management of the Fund—Investment Manager.” If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings, the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders, and not by holders of Preferred Shares, if any. See “Use of Leverage.”

Listing and Symbol	The Fund’s Common Shares are expected to be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “LDP.”

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Dividends and Distributions	Subject to the determination of the Fund’s Board of Directors to implement a Managed Dividend Policy (as defined below), commencing with the Fund’s first regular distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time (a “Level Rate Distribution Policy”). The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. Over time, the Fund will distribute all of its net investment income. In addition, at least annually, the Fund intends to distribute all of its net realized capital gains. The Fund expects to declare the initial monthly dividend on the Common Shares within approximately 45 days, and to pay approximately 60 to 90 days, from the completion of this offering depending on market conditions. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or, in addition to paying out current net investment income, the Fund may pay out accumulated undistributed income, or may return capital.

The Fund may rely on an exemptive order from the Securities and Exchange Commission received by the Investment Manager and certain closed-end funds managed by the Investment Manager to implement a dividend policy that would permit the Fund to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act (a “Managed Dividend Policy”). If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and may constitute a return of capital, which is tax-free to the Common Shareholders, up to the amount of the stockholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of such Common Shares.

A Level Rate Distribution Policy or a Managed Dividend Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month. If the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, Common Shareholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure regarding dividends or other distributions carefully, and should not assume that the source of any distribution from the Fund is net profits. See “Dividends and Distributions.”

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Dividend Reinvestment Plan	The Fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who does not specifically elect to receive cash will automatically participate in the Plan and will have all distributions of dividends reinvested in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. See “Dividends and Distributions—Dividend Reinvestment Plan” and “Taxation.”

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	State Street Bank and Trust Company (“State Street”) will act as custodian. Computershare Shareowner Services LLC (“Computershare”) will act as transfer agent, dividend disbursing agent and registrar for the Fund. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

Principal Risks of the Fund	The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History. As a newly organized entity, the Fund has no operating history. See “The Fund.”

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Your investment in Common Shares represents an indirect investment in the preferred securities, debt securities and other investments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Use of Leverage—Leverage Risk.”

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including those described below.

•

Interest Rate Risk.    Interest rate risk is the risk that preferred and other income securities will decline in value because of rising market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•

Duration Risk.    Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter

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durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

•

Deferral and Omission Risk.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Credit and Subordination Risk.    Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. This risk is greater for below investment grade securities. See “Below Investment Grade Securities Risk” below. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Floating-Rate and Fixed-to-Floating-Rate Securities Risk.    The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

•

Call and Reinvestment Risk.    During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

•

Liquidity Risk.    Certain preferred securities may be substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•	Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of

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periods, at which time the preferred security holders may have the ability to elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in July 2010, and other proposed regulatory changes affecting the financial services industries may increase issuers’ incentives to call or redeem a security prior to its scheduled call or maturity date.

•

New Types of Securities.    From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. The Dodd-Frank Act and proposed regulations affecting the financial services industries could lead to the issuance of new forms of preferred and hybrid-preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances.

See “Principal Risks of the Fund—Preferred Securities Risk.”

Debt Securities Risk. Debt securities generally present two primary types of risk—credit risk, which refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due, and interest rate risk, which is the risk that debt securities will decline in value because of changes in market interest rates. Debt securities also are subject to other similar risks as preferred securities, including call risk, extension risk and liquidity risk. See “Principal Risks of the Fund—Debt Securities Risk.”

Convertible Securities Risk. Although to a lesser extent than with nonconvertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

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Below Investment Grade Securities Risk. The Fund may invest in securities that are rated below investment grade. Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities.

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

In addition, the Fund may purchase unrated securities (securities which are not rated by a rating agency) if the Investment Manager determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. If a security is unrated, the Investment Manager will assign a rating using its own analysis of issuer quality. See “Principal Risks of the Fund—Below Investment Grade Securities Risk.”

Risk of Concentration in the Financials Sector. Because the Fund invests 25% or more of its total assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. See “Principal Risks of the Fund—Risk of Concentration in the Financials Sector.”

Foreign (Non-U.S.) Securities Risk.    Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities can be volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its

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investments in foreign securities. See “Principal Risks of the Fund—Foreign (Non-U.S.) Securities Risk.”

Foreign Currency Risk. Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. See “Principal Risks of the Fund—Foreign Currency Risk.”

Emerging Markets Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. See “Principal Risks of the Fund—Emerging Markets Risk.”

Derivatives Risk. The Fund’s use of interest rate and foreign currency hedging transactions is subject to various risks associated with derivatives transactions, which are different from those associated with ordinary portfolio security transactions. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the Common Shares. Exchange-traded transactions are subject to clearance on a U.S. national exchange and to regulatory oversight, while other transactions are subject to risks of trading in the OTC markets or on non-U.S. exchanges. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.

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In addition, in the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates. Additional risks associated with derivatives trading include counterparty risk, liquidity risk and tracking/correlation risk.

The Fund’s investments in forward currency contracts and interest rate swaps would subject the Fund to risks specific to derivatives transactions, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Investment Manager to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments for hedging, currency or interest rate management, or other purposes may result in losses greater than if they had not been used.

Further, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund. See “Principal Risks of the Fund—Derivatives Risk.”

Risks of Investing in Other Investment Companies. To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, closed-end funds, ETFs and other types of funds, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objectives.

Risks associated with investments in closed-end end funds generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end fund, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. In addition, investments

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in closed-end funds may be subject to dilution risk, which is the risk that strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

See “Principal Risks of the Fund—Risks of Investing in Other Investment Companies.”

Common Stock Risk. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Government Securities Risk. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to the Fund’s Common Shares. In addition, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices of such securities are not guaranteed and will fluctuate. See “Principal Risks of the Fund—Government Securities Risk.”

Municipal Securities Risk.    Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of

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the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. See “Principal Risks of the Fund—Municipal Securities Risk.”

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Leverage Risk. The Fund currently expects to seek to enhance the level of its distributions and total return through leverage, and may utilize leverage of up to 33 1/3% of its Managed Assets through the use of Borrowings. However, the Fund could engage in leverage up to the maximum permitted by the 1940 Act through the issuance of Preferred Shares. The Fund also is permitted to enter into Reverse Repurchase Agreements, the proceeds of which may be used for leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the management fees payable to the Investment Manager will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

For a more detailed description of the risks associated with leverage, see “Use of Leverage—Leverage Risk.”

Risk of Market Price Discount from Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of

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investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the Common Shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering of the Common Shares by the sales load and the amount of organizational and offering expenses paid by the Fund. See “Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value.”

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Additional Risk Considerations	Management Risk. As an actively managed investment portfolio, the Fund is subject to management risk. The Investment Manager and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Potential Conflicts of Interest Risk. The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Manager nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Manager and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Manager or its affiliates achieve profits. The Investment Manager has informed the Fund’s Board of Directors that the investment professionals associated with the Investment Manager are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Manager and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Manager and its affiliates in a fair and equitable manner. See “Additional Risk Considerations—Potential Conflicts of Interest Risk.”

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Dependence on Key Personnel Risk. The Investment Manager is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Investment Manager were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Investment Manager might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Investment Manager in the future. See “Additional Risks Considerations—Dependence on Key Personnel Risk.”

Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to Common Shareholders, would be taxable to such shareholders as ordinary income. See “Additional Risk Considerations—Portfolio Turnover Risk.”

Non-Diversified Status. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. See “Additional Risk Considerations—Non-Diversified Status.”

Risk of Anti-Takeover Provisions. Certain provisions of the Fund’s Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See “Certain Provisions of the Articles of Incorporation and By-Laws” and “Additional Risk Considerations—Risk of Anti-Takeover Provisions.”

Market Disruption Risk.    Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with

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the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. See “Additional Risk Considerations—Market Disruption Risk.”

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SUMMARY OF FUND EXPENSES

The purpose of the following table and example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other expenses” and “Total annual Fund operating expenses” are based on estimated amounts for the Fund’s first year of operations and assumes that the Fund issues 10,000,000 Common Shares. The table also assumes the use of leverage in the form of Borrowings in an amount equal to 30% of the Fund’s Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by the Fund (as a percentage of offering price)(1)(2)	.20%
Dividend reinvestment plan fees	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(3)
Investment management fee(4)	1.00%
Interest payments on borrowed funds(5)	.49%
Other expenses(5)	.31%
Acquired fund fees and expenses(6)	None
Total annual Fund operating expenses	1.80%

(1)	The Investment Manager also has agreed to pay all organizational expenses and offering costs (other than the sales load but including the $.00834 per Common Share partial reimbursement of underwriters’ expenses) that exceed $.05 per Common Share (.20% of the offering price). Assuming the Fund issues 10,000,000 Common Shares for $25.00 per share, the Fund’s offering costs are estimated to be approximately $1,310,000, $500,000 of which would be borne by the Fund and $810,000 of which would be paid by the Investment Manager. Offering expenses borne by Common Shareholders will result in a reduction of capital of the Fund attributable to the Common Shares.
(2)	For a description of the sales load, structuring fees and other compensation paid to the underwriters, see “Underwriting.”
(3)	If the Fund does not borrow from financial institutions or otherwise use leverage, the Fund’s estimated annual expenses (as a percentage of net assets attributable to Common Shares) would be:

Percentage of Net Assets Attributable to Common Shares (Assumes no Leverage)
Investment management fee(4)	.70%
Other expenses(5)	.24%
Interest payments on borrowed funds	None
Acquired fund fees and expenses(6)	None
Total annual Fund operating expenses	.94%

(4)	The Investment Manager will receive a management fee at an annual rate of .70% of the Fund’s average daily value of net assets attributable to Common Shares assuming no leverage is used. If the anticipated amount of leverage is used, the management fee would be 1.00% of the Fund’s average daily value of net assets attributable to Common Shares because Common Shareholders bear the expenses associated with leverage, including the management fee on the amount of leverage.

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(5)	The “Other expenses” shown in the tables above and related footnotes are based upon estimated amounts for the current fiscal year and assumes that the Fund issues approximately 10,000,000 Common Shares. Interest expense assumes that leverage will represent up to 30% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 1.66%.
(6)	Fund investors will bear indirectly the fees and expenses (including investment advisory fees and other operating expenses) of any investment companies in which the Fund invests. For purposes of this calculation, the Investment Manager assumed that 0% of the Fund’s portfolio will be invested in acquired funds, although such percentage may vary over time.

Example

The following example illustrates the hypothetical expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated costs of Borrowings assuming the Fund utilizes leverage representing 30% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.80% of net assets attributable to Common Shares and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$64	$101	$140	$249

*	The examples above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Assuming the Fund does not use leverage, including through the use of Borrowings, the illustrated expenses in the example above would be $56, $76, $97 and $157 for years 1, 3, 5 and 10, respectively.

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THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on May 1, 2012 and is registered as an investment company under the 1940 Act. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 280 Park Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.

USE OF PROCEEDS

We estimate the net proceeds of this offering, after deducting sales load, organizational expenses and offering costs (other than the sales load but including the $.00834 per Common Share partial reimbursement of underwriters’ expenses) that do not exceed $.05 per Common Share, to be $            , or $             assuming exercise of the overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under “Investment Objectives and Policies.” A portion of the organizational and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for all of the Fund’s organizational expenses and offering costs (other than the sales load but including the $.00834 per Common Share partial reimbursement of expenses to the underwriters) that exceed $.05 per Common Share.

The Fund estimates that the net proceeds of this offering will be fully invested in accordance with its investment objectives and policies within 60 days of the initial public offering. Pending such investments, those proceeds may be invested in cash, cash equivalents, government securities and short-term fixed income securities. See “Investment Objectives and Policies.”

INVESTMENT OBJECTIVES AND POLICIES

General

The Fund’s primary investment object is high current income. The Fund’s secondary investment objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. The Fund pursues its investment objectives primarily by investing in issues of preferred and debt securities the Investment Manager believes to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In assessing duration (as described below), the Investment Manager considers potential changes to interest rates, and a security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value and call features, in addition to the amount of time until the security matures. In evaluating relative value, the Investment Manager also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S companies, including:

•	Traditional preferred securities

•	Hybrid-preferred securities

•	Floating-rate and fixed-to-floating-rate preferred securities

•	Fixed- and floating-rate corporate debt securities

•	Convertible securities

•	Securities of other open-end funds, closed-end funds or ETFs that invest primarily in preferred and/or debt securities as described herein

These securities may be across a wide range of sectors and industries. The Fund’s investments in common stocks, government securities, mortgage- and asset-backed securities and municipal securities are not included for purposes of the Fund’s 80% investment policy.

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Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Modified duration is a more precise measure of a security’s sensitivity to interest rates (or yields) than term to maturity. Prices of securities with higher durations are usually more sensitive to interest rate (or yield) changes than securities with lower durations. For example, a security or portfolio with a duration of five years would be expected to increase in value by approximately 5% with a 1% reduction in interest rates (or yields); conversely, the security or portfolio would be expected to decrease in value by approximately 5% with a 1% increase in interest rates (or yields).

The Fund seeks to initially target a duration of four years (calculated without giving effect to the Fund’s leverage), and thereafter not more than six years. However, under certain market conditions, the Fund’s duration may be longer or shorter than six years. In seeking to maintain its target duration, the Fund will invest significantly in floating-rate and fixed-to-floating-rate preferred securities, which tend to be less price-sensitive to rising interest rates (or yields) than fixed-rate securities with similar terms to maturity. Duration incorporates certain characteristics of a security, such as the security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value, final maturity (if any) and call features, into one measure.

The Fund also will invest 25% or more of its total assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries that make up the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies, including securities issued by companies domiciled in emerging market countries. The Fund may invest up to 100% of its Managed Assets in non-U.S. dollar denominated securities, and the Investment Manager may hedge some or all of the Fund’s foreign currency exposure.

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- (or equivalent) weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB- (or equivalent), an underlying security issued by such company in which the Fund invests may have a lower rating than BBB- (or equivalent). Below investment grade securities are also known as “high yield” or “junk” securities and have a greater risk of loss of principal and income than do investment grade securities. The Fund may invest a significant portion of its assets in below investment grade securities.

The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Investment Portfolio

Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

Primary Investment Strategies and Techniques

Preferred Securities.    There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed- and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. The Investment Manager also considers senior debt perpetual issues, as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the

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broader preferred securities market. The Fund intends to invest significantly in OTC preferred securities, and will also invest in exchange-traded preferred securities.

Traditional Preferred Securities.    Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating-rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating-rate securities will participate in any declines in interest rates as well. Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies. The Fund will invest significantly in both floating-rate and fixed-to-floating-rate preferred securities.

Corporate stockholders of a regulated investment company (a “RIC”) such as the Fund generally are permitted to claim the 70% DRD with respect to that portion of their distributions from the RIC attributable to amounts received by the RIC that qualify for the DRD, provided such amounts are properly reported by the RIC and certain holding period requirements are met at both the RIC and shareholder level. However, not all traditional preferred securities pay dividends that are eligible for the DRD.

Individual stockholders of a RIC such as the Fund generally may be eligible to treat as QDI that portion of their distributions from the RIC attributable to QDI received and reported as such by the RIC, provided certain holding period requirements are met at both the RIC and shareholder level. However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2012. There can be no assurance that the favorable tax treatment of QDI will continue after December 31, 2012. For more information regarding QDI and DRD, see “Taxation” below.

Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The

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market value of REIT preferred securities may be affected by favorable and unfavorable changes affecting a particular REIT. While sharing characteristics of other traditional preferred securities, dividends from REIT preferred securities do not qualify for the DRD and generally do not constitute QDI, as described below. The Fund may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole.

Hybrid-Preferred Securities.    Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed- and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not direct obligations of the operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. For U.S. federal income tax purposes, holders of the trust preferred securities generally are treated as owning beneficial interests in the underlying debt of the operating company held by the trust or special purpose entity, and payments on the hybrid-preferred securities are treated as interest rather than dividends. As such, payments on the hybrid-preferred securities are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. Corporate trust securities (CORTS®) and public income notes (PINES®) are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

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Debt Securities.    Debt securities in which the Fund may invest include fixed- and floating-rate corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed or floating-rate securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The majority of debt securities purchased by the Fund will be rated, but the Fund reserves the right to purchase debt securities that are unrated by an NRSRO.

Convertible Securities.     Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

Investment Grade and Below Investment Grade Securities.    The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB- (or equivalent) weighted average senior debt rating of companies in which it invests. A security will be considered to be investment grade if it is rated as such by one of Moody’s, S&P, Fitch or another NRSRO or, if unrated, is judged to be investment grade by the Investment Manager. Although a company’s senior debt rating may be BBB- (or equivalent), an underlying security issued by such company in which the Fund invests may have a lower rating than BBB- (or equivalent). Below investment grade quality securities (below BBB- or Baa3 or equivalent), or securities that are unrated but judged to be below investment grade by the Investment Manager, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.

Concentration in Financials Sector.    The Fund also will invest 25% or more of its total assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries that make up the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Investment Manager retains broad discretion to allocate the Fund’s investments across various sectors and industries.

Foreign (Non-U.S.) Securities.    The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies, including securities of companies domiciled in emerging markets. Emerging markets generally will include countries in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index as well as other countries determined by the Investment Manager to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Fund may invest up to 100% of its Managed Assets in non-U.S. dollar denominated securities, and the Investment Manager may hedge some or all of the Fund’s foreign currency exposure.

Many foreign companies issue both foreign currency and U.S. dollar denominated preferred and debt securities. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid-preferred securities. The Fund may also invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. Depending on market conditions, the Fund also may enter into forward currency contracts to hedge the all or a portion of Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities.

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Derivatives.    The Fund expects that its primary use of derivatives will be interest rate hedging transactions, primarily interest rate swap or cap transactions, designed to reduce the interest rate risk of its leverage. The Fund also may engage in interest rate transactions to hedge its interest rate exposure in all or a portion of its portfolio holdings and to manage its portfolio duration. In an interest rate swap, the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the preferred shares it has issued or any variable rate borrowing it has incurred. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund pays a premium to the counterparty to the interest rate swap, and to the extent that a specified variable rate index exceeds a predetermined fixed rate, receives from the counterparty payments of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance on the Fund’s portfolio holdings or of the Fund’s Common Shares as a result of leverage.

Depending on market conditions, the Fund also may enter into OTC and exchange-traded forward currency contracts to hedge all or a portion of the Fund’s foreign currency exposure in the event the Fund holds non-U.S. dollar denominated securities. Typically, a forward currency contract involves an obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.

Foreign currency transactions may involve, for example, the Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates. The Investment Manager would only enter into such transactions to the extent consistent with the Fund’s investment objectives, and may determine not to hedge any of the Fund’s foreign currency exposure.

In addition, the Fund may write (sell) index and stock covered call and put options on securities (including securities of ETFs), stock indices or custom baskets of securities that are traded on U.S. or foreign exchanges or over-the-counter. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) from the writer of the option at a designated price during the term of the option. An option on a securities index or basket of securities gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or basket of securities and the exercise price of the option. The Fund may write a call or put option on a security (other than securities of ETFs) only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call. The Fund will cover options on ETFs, stock indices or custom baskets by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the ETF, index or basket, or in such other manner as may be in accordance with the rules of any exchange on which the option is traded and other applicable laws and regulations. The Fund may enter into these options transactions with the intention of earning option premiums that generate current income and may help to increase distributable income, although there can be no assurance that this will be achieved. In the United States, forward currency contracts which do not require delivery may also be requested to be executed on an exchange and cleared through a central counterparty. The Fund also may engage in these transactions to seek to facilitate portfolio management and mitigate risks.

Other Investment Companies.    The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds or ETFs, that invest primarily in preferred and/or debt securities as described herein, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated thereunder, or any exemption granted to the Fund under the 1940 Act. The Fund also may invest in other funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market.

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An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Common Shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which the Fund is subject. As described in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other funds may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Additional Investment Strategies and Techniques

Common Stocks.    The Fund may invest up to 20% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of common stocks purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. Their value also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Government Securities.    The Fund may invest up to 20% of its Managed Assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

Municipal Securities.    The Fund may invest up to 20% of its Managed Assets in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Most notes are general obligations

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of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with municipal securities, both within a particular classification and between classifications. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax free to Common Shareholders.

New Issues and Follow-On Offerings.    In addition to purchasing securities in the secondary market, the Fund intends to seek investment opportunities in new issues and follow-on or secondary offerings of preferred securities. The Investment Manager, as an institutional investor, may have access to new issues and secondary offerings that may not be fully available to retail investors. By investing in such offerings, the Investment Manager may be able to secure favorable terms for the Fund, such as attractive pricing relative to other securities available in the secondary market. The Investment Manager has developed relationships with issuers and underwriters that it believes could afford the Fund competitive advantages in evaluating and managing these investment opportunities in preferred securities.

Illiquid Securities.    The Fund may invest up to 25% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, and securities which are otherwise not readily marketable. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Securities that do not have a readily available market may include certain small cap securities, such as small-sized REITs, or certain unrated securities. Illiquid securities have the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Investment Manager will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Manager will consider, among other things, the following factors: (1) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (5) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (6) other permissible relevant factors.

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Defensive Position.    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objectives, the Fund may invest up to 100% of its Managed Assets in cash, cash equivalents, government securities and short-term fixed income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

Mortgage- and Asset-Backed Securities.    The Fund will not invest more than 5% of its Managed Assets in mortgage-backed, mortgage-related and other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or IO class), while the other class will receive the entire principal (the principal only, or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.

Other asset-backed securities may be structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Other Investments.    The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See “Investment Objectives and Policies” in the SAI.

USE OF LEVERAGE

The Fund currently intends to seek to enhance its level of distributions and total return through the use of leverage. Under current market conditions, the Fund may utilize leverage in an amount up to 33 1/3% of its Managed Assets through Borrowings. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. Although it has no current intention of doing so, the Fund may utilize additional forms of leverage through the issuance of Preferred Shares or through the use of proceeds from Reverse Repurchase Agreements, as discussed herein.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its distributions or total return. The net asset value of the Fund’s Common Shares will be reduced by the issuance or incurrence costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund generally is not permitted to borrow money if the principal amount of such Borrowings exceeds 33 1/3% of the Fund’s assets less liabilities other than the Borrowings (i.e., the value of the Fund’s assets must be at least 300% of the principal amount of any Borrowings). In addition, depending on the terms of the borrowing, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent

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possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the outstanding Preferred Shares exceeds 50% of the Fund’s assets (including the proceeds from the issuance) less liabilities other than Borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of the outstanding Preferred Shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues Preferred Shares, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund. See “Description of Shares—Preferred Shares.” The Fund has no current intention to issue Preferred Shares.

The Fund may enter into Reverse Repurchase Agreements involving the transfer by the Fund of portfolio securities to a financial institution with an agreement to repurchase such securities on a future date at a specified price. In return, the financial institution provides financing to the Fund equal to the discounted value of such securities. The use by the Fund of Reverse Repurchase Agreements effects a form of economic leverage, because the proceeds derived from such Reverse Repurchase Agreements may be invested in additional securities. At the time the Fund enters into a Reverse Repurchase Agreement, it will “cover” its exposure under the Reverse Repurchase Agreement by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). As a result, a Reverse Repurchase Agreement will not be considered a Borrowing by the Fund for purposes of the 1940 Act. The amount of financing the Fund may obtain through Reverse Repurchase Agreements is not expected to exceed 33 1/3% of the Fund’s total assets; however, Fund has no current intention to use Reverse Repurchase Agreements for leverage.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for leverage or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. With respect to any Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default under its lending arrangements. The Fund expects that any Borrowings would contain customary covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations.

Effects of Leverage.    Assuming that leverage will represent up to 30% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 1.66%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed .50% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 30% of the Fund’s Managed Assets. See “Use of Leverage—Leverage Risk.”

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If the Fund uses leverage, the amount of fees paid to the Investment Manager for its services will be higher than if the Fund does not use leverage because the fees paid are calculated on Managed Assets, which include assets purchased with leverage. Therefore, the Investment Manager has a financial incentive to use leverage, which creates a conflict of interest between the Investment Manager and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Investment Manager’s assessment of the yield curve, interest rate trends, market conditions and other factors. See “Summary of Fund Expenses.”

Assumed Portfolio Total Return (net of expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-15%	-7.9%	-.7%	6.4%	13.6%

Common Share total return is comprised of two elements – the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s Borrowings as described above and dividend payments on any preferred shares issued by the Fund) and gain and losses on the value of the securities the Fund owns. As required by the rules of the Securities and Exchange Commission (the “SEC”), the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investment is entirely offset by losses in the value of those securities (including the proceeds from entering into a Reverse Repurchase Agreement).

Leverage Risk.    Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings or Reverse Repurchase Agreements, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction and could result in a termination payment by or to the Fund. See “Use of Leverage—Interest Rate Transactions.”

The use by the Fund of leverage through Reverse Repurchase Agreements would involve the risk that the market value of the securities acquired with the proceeds of the Reverse Repurchase Agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, Reverse Repurchase Agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the Reverse Repurchase Agreement may decline in price. If the buyer of securities under a Reverse Repurchase Agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The use by the Fund of leverage through Reverse Repurchase Agreements also would involve the risk that the Fund could be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty does not return the securities to the Fund.

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Interest Rate Transactions.    In order to seek to reduce the interest rate risk of the Fund’s leverage through Borrowings, which typically have a floating-rate of interest, the Fund expects to enter into interest rate swap transactions as to the majority of such leverage. The Fund also may enter into interest rate cap transactions to reduce the interest rate risk of its leverage or its portfolio holdings.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund’s Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the Fund’s Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund’s Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions with an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset dividend or interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund’s Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to prepay any Borrowings or principal amounts of Reverse Repurchase Agreements, or redeem some or all of any outstanding Preferred Shares. This prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination could result in termination payment by or to the Fund.

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PRINCIPAL RISKS OF THE FUND

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History.    The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk.    Your investment in Common Shares represents an indirect investment in the preferred securities, debt securities and other investments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Use of Leverage—Leverage Risk.”

Preferred Securities Risk.    There are various risks associated with investing in preferred securities, including:

Interest Rate Risk.    Interest rate risk is the risk that preferred and other income securities will decline in value because of rising market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity (if any) or longer durations may be more sensitive to interest rate changes.

Duration Risk.    Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Deferral and Omission Risk.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security for which distributions are deferred, the Fund may well be required to recognize income for tax purposes although it has not yet received a corresponding distribution.

Credit and Subordination Risk.    Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. This risk is greater for below investment grade securities. See “Below Investment Grade Securities Risk” below. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk.    The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

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Call and Reinvestment Risk.    During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.

Liquidity Risk.    Certain preferred securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Limited Voting Rights Risk.    Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the ability to elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to their scheduled call or maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Act and other proposed regulatory changes affecting the financial services industries may increase issuers’ incentives to call or redeem a security prior to its scheduled call or maturity date.

New Types of Securities.    From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The Dodd-Frank Act and proposed regulations affecting the financial services industries could lead to the issuance of new forms of preferred and hybrid-preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances.

The Dodd-Frank Act contains provisions which will make certain hybrid-preferred securities less attractive for issuing banks, which the Investment Manager believes is likely to result in a significant reduction in the issuance and, over time, availability of these types of securities and potentially in many outstanding issues being redeemed. These changes may negatively impact the prices of some securities, particularly those trading above their par values as the new legislation may make near-term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers’ redemption activity. A longer-term consequence of the relevant provisions of the Dodd-Frank Act, which are to be phased in over a period of a few years, is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid. In addition, proposals of the Basel Committee on Banking Supervision to update capital requirements for banks globally, if finalized and adopted in the United States, would further limit the attractiveness to issuing banks of a broader range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity. It is not possible to predict the impact of the Dodd-Frank Act and these proposals on the Fund’s ability to pursue its investment strategy. Although it is expected that over time new types of preferred securities in which the Fund may invest will be issued, the availability of such investments cannot be determined.

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Debt Securities Risk.    There are special risks associated with investing in fixed- and floating-rate debt securities, including:

Credit Risk.    Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk.    Interest rate risk is the risk that debt securities will decline in value because of rising market interest rates. When market interest rates rise, the market value of such securities generally will fall. Debt securities with longer periods before maturity may be more sensitive to interest rate changes.

Call Risk.    Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Extension Risk.    When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Liquidity Risk.    Certain debt securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Prepayment Risk.    When interest rates fall, certain obligations may be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Convertible Securities Risk.    Although to a lesser extent than with nonconvertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Below Investment Grade Securities Risk.    The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “junk bonds.” These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

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It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix B to the SAI describes the various ratings assigned to financial obligations by S&P, Moody’s and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose securities they analyze and grade. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below what its rating was at the time of purchase. The Investment Manager does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (securities which are not rated by a rating agency) if the Investment Manager determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. If a security is unrated, the Investment Manager will assign a rating using its own analysis of issuer quality. Because the Fund may invest in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Investment Manager’s analysis than if the Fund invested exclusively in higher-quality and rated securities. The Investment Manager will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

Risk of Concentration in the Financials Sector.    Because the Fund invests 25% or more of its total assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In many countries, companies in the financials sector are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

The financial services industries also are subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

Foreign (Non-U.S.) Securities Risk.    Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities can be volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in

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foreign countries, which could cause the Fund to lose money on its investments in foreign securities. Furthermore, certain investments in foreign securities also may be subject to foreign withholding taxes, and dividend income the Fund receives from foreign securities may not be eligible for reduced rates of taxation that may be applicable to QDI.

Investing in these foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent the Fund has investments in a geographic region or country, the Fund will be subject to the risks of adverse changes in that region or country. In addition, income from the Fund’s investments in certain foreign securities may also be subject to foreign withholding taxes, which would reduce the Fund’s return on those securities.

As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

Foreign Currency Risk.    Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal, interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or other factors. The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

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Emerging Markets Risk.    Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Investing in securities of companies in emerging markets also may entail risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions.

Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability.

Derivatives Risk.    The Fund’s use of interest rate hedging transactions, forward currency contracts and covered call and put options is subject to various risks associated with derivatives transactions. The use of interest rate hedging transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates on any leverage it incurs or any securities it holds. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the Common Shares. For specific risks associated with interest rate hedging transactions, see “Use of Leverage—Interest Rate Transactions.”

In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates.

There are various risks associated with writing covered put and call options. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which a call option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. The imperfect correlation between the value of such instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio. Although this strategy will generally limit the Fund’s ability to benefit from the full appreciation

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potential of its stock investments underlying the options, the Fund retains the risk of loss (less premiums received) if the value of these stock invests declines. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio, and the Fund’s performance may be lower than it otherwise would have been if it did not write covered put and call options.

Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund.

Additional risks associated with derivatives trading include:

Counterparty Risk.    Because derivative transactions in which the Fund may engage may involve instruments that are not cleared through a central counterparty but are instead traded over the counter between two counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Investment Manager believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Liquidity Risk.    Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by certain limits established by the exchanges, including “speculative position limits,” which limit the size of the Investment Manager’s aggregate position, held on behalf of all accounts owned or managed by the Investment Manager, in certain contracts, and “daily price fluctuation limits,” which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a

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market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Over-the-Counter Trading Risk.    Because derivatives traded in over-the-counter markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

Tracking/Correlation Risk.    When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

Volatility Risk.    The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

Regulatory Risk.    The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Act was signed into law in July 2010. The Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. Further, the Commodity Futures Trading Commission (the “CFTC”) has recently rescinded certain exemptions from registration requirements under the U.S. Commodity Exchange Act (the “CEA”) that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the Investment Advisers Act of 1940. The status of these rules is unclear because of litigation against the CFTC challenging the rules. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Investment Manager is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Risks of Investing in Other Investment Companies.    To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, closed-end funds, ETFs and other types of funds, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a stockholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. Risks associated with investments in closed-end funds also generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end fund, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objectives.

In addition, investments in closed-end funds may be subject to the following risks:

Dilution Risk.    Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

Foreign Closed-End Fund Risk.    Risks associated with investments in closed-end funds registered under foreign law may be different than those of investments in U.S. registered closed-end funds. Foreign registered funds are subject to a different regulatory regime that may be less rigorous than in the United States in areas such as governance and financial reporting requirements There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition, foreign closed-end funds are generally subject to the risks of investing in other types of foreign securities.

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An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

Common Stock Risk.    Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Government Securities Risk.    Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to the Fund’s Common Shares. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Municipal Securities Risk.    Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

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Many municipal securities are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from those proceeds that may affect the exemption of interest on such securities from U.S. federal income taxation. The market for municipal securities is generally less liquid than for other securities, and therefore the price of municipal securities may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer’s ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions.

Illiquid Securities Risk.    Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Leverage Risk.    The Fund currently expects to seek to enhance the level of its distributions and total return through leverage, and may utilize leverage of up to 33 1/3% of its Managed Assets through the use of Borrowings. However, the Fund could engage in leverage up to the maximum permitted by the 1940 Act through the issuance of Preferred Shares. The Fund also is permitted to enter into Reverse Repurchase Agreements, the proceeds of which may be used for leverage. See “Use of Leverage—Leverage Risk.” Leverage is a speculative technique and there are special risks and costs associated with leveraging. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements.

Risk of Market Price Discount from Net Asset Value.    Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering of the Common Shares by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, above or below net asset value, or at below or above the initial public offering price.

ADDITIONAL RISK CONSIDERATIONS

Management Risk.    As an actively managed investment portfolio, the Fund is subject to management risk. The Investment Manager and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Potential Conflicts of Interest Risk.    The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Manager nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Manager and its affiliates may compete with the Fund for appropriate investment opportunities. The

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results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Manager or its affiliates achieve profits. The Investment Manager has informed the Fund’s Board of Directors that the investment professionals associated with the Investment Manager are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Manager and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Manager and its affiliates in a fair and equitable manner.

Dependence on Key Personnel Risk.    The Investment Manager is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Investment Manager were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Investment Manager might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Investment Manager in the future.

Portfolio Turnover Risk.    The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. Higher portfolio turnover rates would result in corresponding increases in brokerage commissions and may generate short-term capital gains that are taxable as ordinary income to Common Shareholders when distributed to such shareholders.

Non-Diversified Status.    The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a RIC for purposes of the Code (including by meeting the applicable diversification requirements under the Code), which generally will relieve the Fund of any liability for U.S. federal income tax to the extent our earnings are distributed to stockholders. See “Taxation” in the SAI. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

Risk of Anti-Takeover Provisions.    Certain provisions of the Fund’s Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See “Description of Shares” and “Certain Provisions of the Articles of Incorporation and By-Laws.”

Market Disruption Risk.    Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the Federal budget deficit and national debt, and the threat of inflation.

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The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

The aftermath of the wars in Iraq and Afghanistan, instability in the Middle East and terrorist attacks around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of terrorism or similar events in the future on the U.S. economy and securities markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.

Mortgage- and Asset-Backed Securities Risk.    The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower’s ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If these obligations are sold to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

HOW THE FUND MANAGES RISK

Investment Limitations.    The Fund has adopted certain investment limitations designed to limit investment risk that are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” (as defined below) Common Shares and, if issued, Preferred Shares voting as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Under these limitations, the Fund may not: (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; (2) act as an underwriter of securities issued by other persons; (3) generally

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purchase or sell real estate; (4) make loans to other persons except through the lending of securities held by it; or (5) invest more than 25% of its total assets in securities of issuers in any one industry (except as discussed herein). Further information about and exceptions to these limitations are contained in the SAI under “Investment Objectives and Policies” and “Investment Restrictions.” For these purposes, a “majority of the outstanding” shares means the lesser of (a) 67% of the Fund’s outstanding voting securities present at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from NRSROs on any Preferred Shares that it issues. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objectives. See “Investment Objectives and Policies” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk.    The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may attempt to shorten the average maturity of its overall investment portfolio or may reduce its Borrowings or any Reverse Repurchase Agreements or extend the maturity of any outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing any Preferred Shares. As explained above under “Use of Leverage—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Investment Manager’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

Derivative Transactions.    The Fund may enter into derivative transactions to manage risk. See “Principal Risks of the Fund—Derivatives Risk.”

Limitations on Borrowings, Preferred Shares and Reverse Repurchase Agreements.    The Fund is limited under Section 18 of the 1940 Act in the level of Borrowings it may incur and the amount of Preferred Shares it may issue to 33 1/3% and 50%, respectively, of its total assets. See “Description of Shares—Limited Issuance of Preferred Shares and Borrowings.” A Reverse Repurchase Agreement would not be subject to the limitations imposed by Section 18 of the 1940 Act. As a result, if the Fund enters into Reverse Repurchase Agreements, it would be permitted to leverage more of its assets than would be permissible through the use of Borrowings and/or the issuance of Preferred Shares. The Fund’s financing, however, obtainable through Reverse Repurchase Agreements is not expected to exceed 33 1/3% of the Fund’s total assets. To the extent the Fund enters into Reverse Repurchase Agreements, the Fund will “cover” its exposure under the Reverse Repurchase Agreements by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). The Fund has no current intention to utilize leverage through the issuance of Preferred Shares or the use of Reverse Repurchase Agreements. See “Use of Leverage.”

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MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The members of the Board of Directors (the “Directors”) approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Investment Manager, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s co-administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Manager

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager, a registered investment adviser, was formed in 1986, and as of March 31, 2012, had $44.9 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. Registered open- and closed-end funds advised by the Investment Manager (the “Cohen & Steers Funds”) invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap value securities. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

Investment Management Agreement

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager will be responsible for the management of the Fund’s portfolio. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of .70% of the Fund’s average daily Managed Assets. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, administration, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and administration services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which includes the net asset value of the Common Shares, the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of Preferred Shares issued by the Fund, if any, and the proceeds of any Reverse Repurchase Agreements entered into by the Fund. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders and not by holders of the Preferred Shares. See “Use of Leverage.”

A discussion regarding the considerations of the Fund’s Board of Directors for approving the Investment Management Agreement will be included in the Fund’s first semi-annual report to shareholders.

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Portfolio Managers

The Fund’s portfolio managers are:

Joseph M. Harvey.    Mr. Harvey is a vice president of the Fund. He joined the Investment Manager in 1992 and currently serves as president of the Investment Manager and Cohen & Steers, Inc. (“CNS”). Mr. Harvey also is the Investment Manager’s global chief investment officer.

William F. Scapell.    Mr. Scapell is a vice president of the Fund. He joined the Investment Manager in 2003 and currently serves as senior vice president of the Investment Manager and CNS. Prior to joining the Investment Manager, Mr. Scapell was a director in the fixed-income research department of Merrill Lynch & Co., Inc., where he also was its chief strategist for preferred securities. He was previously in bank supervision and monetary policy roles at the Federal Reserve Bank of New York for five years. Mr. Scapell is a Chartered Financial Analyst.

Elaine Zaharis-Nikas.    Ms. Zaharis-Nikas joined the Investment Manager in 2003 and currently serves as a vice president of the Investment Manager and CNS. Prior to joining the Investment Manager, Ms. Zaharis-Nikas was a credit analyst for five years, and an internal auditor for three years, at J.P. Morgan Chase. Ms. Zaharis-Nikas is a Chartered Financial Analyst.

The Investment Manager utilizes a team-based approach in managing the Fund. Mr. Harvey leads the team. Mr. Scapell directs and supervises the execution of the Fund’s investment strategy, and leads and guides the other members of the investment team.

See “Management of the Fund—Compensation of Directors and Certain Officers” and “Investment Management and Other Services” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Administration and Co-Administration Agreement

Under the Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street as co-administrator under a fund accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for certain fund administration services.

Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .05% of the Fund’s average daily Managed Assets. Under the Co-Administration Agreement, the Fund pays State Street a monthly co-administration fee. The co-administration fee paid by the Fund to State Street is computed on the basis of the average daily Managed Assets of the Fund at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion, and .01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other Cohen & Steers Funds to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street also serves as the Fund’s custodian and Computershare has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”

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DIVIDENDS AND DISTRIBUTIONS

Level Rate Distribution Policy

Subject to the determination of the Board of Directors to implement a Managed Distribution Policy, as discussed below, commencing with the Fund’s first regular distribution, the Fund intends to implement a Level Rate Distribution Policy, pursuant to which the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year.

Distributions can only be made from net investment income after making any required payments on any interest rate transactions. The Fund’s ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments. Over time, the Fund will distribute all of its net investment income. In addition, at least annually, the Fund intends to distribute all of its net realized capital gains, if any, to stockholders. The Fund expects to declare the initial monthly distribution on the Common Shares within approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income, in which case the undistributed net investment income would be available to supplement distributions in future monthly periods. At other times, in addition to paying out current net investment income, the Fund may pay out accumulated undistributed income or may return capital. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.”

Managed Distribution Policy

The Fund may rely on an exemptive order from the Securities and Exchange Commission received by the Investment Manager and certain closed-end funds managed by the Investment Manager to implement a Managed Distribution Policy. If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and may constitute a return of capital. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the “Excess”), such distribution would decrease the Fund’s assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

A Managed Distribution Policy may require certain distributions that may be deemed a return of capital for tax purposes. For each taxable year, the Excess generally will be treated as a return of capital that is tax-free to the Common Shareholders, up to the amount of the stockholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of such Common Shares. In certain instances, the Fund may make distributions exceeding net capital gains for that year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income.

There is no guarantee that the Board of Directors will determine to implement a Managed Distribution Policy. The Board of Directors reserves the right to change the distribution policy from time to time and to amend or terminate a Level Rate Distribution Policy or a Managed Distribution Policy at any time without prior notice to Common Shareholders.

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A Level Rate Distribution Policy or a Managed Distribution Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month. If the source of the distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, Common Shareholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from the Fund is net profits.

Dividend Reinvestment Plan

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Each Common Shareholder who does not specifically elect to receive cash will automatically participate in the Plan and will have all distributions of dividends reinvested in additional Common Shares by Computershare, 480 Washington Blvd., Jersey City, NJ 07310, as agent (the “Plan Agent”). Common Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend, the Plan Agent will, as agent for the stockholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will have until the last business day before the next ex-dividend date for the Common Shares, but in no event more than 30 days after the distribution payment date (as the case may be, the “Purchase Period”), to invest the dividend or distribution in Common Shares purchased in the open market. During the Purchase Period, however, if at the close of business on any day on which net asset value is calculated, the net asset value of a Common Share equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such dividends or distributions shall be filled through the issuance of new Common Shares at the price set forth below. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $.10 per share brokerage commissions.

In the case of stockholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

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The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividend distributions. Purchases and/or sales are usually made through a broker affiliated with Computershare.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 358035, Pittsburgh, PA 15252-8035, or you may contact the Plan Agent by telephone at (866) 227-0757.

The automatic reinvestment of dividends will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

CLOSED-END STRUCTURE

The Fund is a newly organized, non-diversified closed-end management investment company. Closed-end investment companies differ from open-end investment companies (open-end funds or mutual funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the stockholder wishes to sell shares, the fund will redeem or buy back the shares at “net asset value.” Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value.” Because of this possibility and the recognition that any such discount may not be in the best interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See “Repurchase of Shares.” The Board of Directors may also consider converting the Fund to an open-end fund, which would require a vote of the stockholders of the Fund.

REPURCHASE OF SHARES

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see “Repurchase of Shares” in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

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There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See “Taxation” for a description of the potential tax consequences of a share repurchase.

TAXATION

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors, including foreign shareholders (as defined later in this section). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

Taxation of the Fund.    The Fund intends to elect to be treated as, and intends to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to a value note greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code) and net capital gain (the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that it distributes to its shareholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year in the form of deductible dividends. The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet this requirement.

The Fund also currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board of Directors determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a

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maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Common Shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Failure to qualify as a RIC would likely materially reduce the investment return to the shareholders. If the Fund were to fail to meet the income diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute QDI into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund’s transactions in non-U.S. currencies, non-U.S. currency-denominated debt obligations and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax

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conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes. If the Fund does not meet this 50% test, shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Equity investments by the Fund in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, even if such income is distributed to the Fund’s shareholders. The Fund may make certain elections in order to avoid such tax, which may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not otherwise advantageous to do so) to meet its distribution requirements for qualification as a RIC. Because it is not always possible to identify a foreign corporation as a “passive foreign investment company,” the Fund may incur the tax and interest charges described above in some instances.

Some debt obligations (potentially including, in certain circumstances, preferred securities taxable as debt instruments for U.S. federal income tax purposes) acquired by the Fund, including any zero-coupon debt obligations, may be treated as debt obligations that are issued originally at a discount, or, if acquired by the Fund in the secondary market, as having market discount or acquisition discount. Generally, the amount of the original issue discount, market discount, or acquisition discount is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Distributions.    Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder has owned its shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to a shareholder as long-term capital gains. Distributions from the sale of investments that the Fund owned for one year or less are taxable to a shareholder as ordinary income. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders, if properly reported, may qualify for the DRD, provided

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holding period and other requirements are met by both the Fund and the shareholder. In addition, for taxable years beginning on or before December 31, 2012, distributions of investment company taxable income reported by the Fund as derived from QDI will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholder. Dividend income that the Fund receives from REITs will generally not be treated as QDI and will not qualify for the corporate DRD. It is unclear the extent to which distributions the Fund receives from its investments in certain preferred securities will be eligible for treatment as QDI or the corporate DRD. The special tax treatment of QDI will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. There can be no assurance of what portion, if any, of the Fund’s distributions will be eligible for the DRD or qualify as QDI.

Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming the shares are held as a capital asset).

A shareholder whose distributions are reinvested in Common Shares under the Plan will be treated as having received a dividend equal to either (i) if newly issued common shares are issued under the Plan, generally the fair market value of the newly issued common shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividend Reinvestment Plan” above.

Sale or exchange of Fund shares.    The sale or other disposition of the Common Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Common Shares generally will recognize gain or loss in an amount equal to the difference between the sum of the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such Common Shares. If the Common Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the Common Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Common Shares may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

From time to time, the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or fewer than all its tendered shares are accepted for repurchase, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the Fund; if isolated, any such risk is likely remote. If the Fund repurchases common shares on the open market, such that a selling shareholder would have no specific knowledge that he or she is selling his or her shares to the Fund, it is less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

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Backup withholding.    The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that such shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder’s federal income tax liability if the appropriate information is timely provided to the IRS.

Foreign shareholders.    Absent a specific statutory exemption, dividends other than capital gain dividends paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% on distributions of investment company taxable income (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN). Effective for taxable years of a RIC beginning before January 1, 2012, the RIC was not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions in a written notice to shareholders. The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the RIC beginning on or after January 1, 2012. Therefore, as of the date of this prospectus, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

If any distributions received by a foreign shareholder from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign shareholder would generally be taxed on such amounts at the same rates applicable to U.S. shareholder. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation.

Very generally, special tax rules apply if the Fund holds, or, but for the operation of certain exceptions, would be treated as holding, “U.S. real property interests” (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Other tax matters.    The Hiring Incentives to Restore Employment Act, enacted in March 2010, generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce

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U.S.-source interest or dividends. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), phasing in beginning with certain withholdable payments made on January 1, 2014. For more information, see the SAI.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Common Shares.

The SAI summarizes further U.S. federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

DESCRIPTION OF SHARES

Common Shares

The Fund is authorized to issue 250,000,000 shares of common stock, $.001 par value per share. The Board of Directors, with the approval of a majority of the Directors and without action by the Fund’s stockholders, may amend the Fund’s Articles of Incorporation to increase or decrease the total number of shares of stock of the Fund or the number of shares of any class that the Fund has authority to issue. The Common Shares have no preemptive, conversion, exchange, redemption or appraisal rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Preferred Shares and Borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See “—Preferred Shares” and “—Limited Issuance of Preferred Shares and Borrowings” below. The Fund’s Common Shares are expected to be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “LDP.” Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each year. The foregoing description and the description below under “Certain Provisions of the Articles of Incorporation and By-Laws” are subject to the provisions contained in the Fund’s Articles of Incorporation and By-Laws.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than sales load, but including the $.00834 per Common Share partial reimbursement of underwriters’ expenses) that exceed $.05 per Common Share. See “Use of Proceeds.”

As of the date of this prospectus, the Investment Manager owned of record and beneficially shares of the Fund’s Common Shares constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

Fund Net Asset Value

The Fund will determine the net asset value of its shares daily on each day that the New York Stock Exchange is open for trading, as of the close of trading (currently 4:00 p.m. New York time) on the New York Stock Exchange at the end of each day. Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends and current and deferred income tax assets),

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less all liabilities (including accrued expenses, distributions payable, any Borrowings, and liabilities under Reverse Repurchase Agreements) and less the liquidation preference of any outstanding Preferred Shares, by the total number of Common Shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value per share of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities or assets whose primary market is believed by the Investment Manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager, pursuant to a delegation by the Board of Directors, to reflect the fair market value of such securities. In addition, certain swap agreements may be valued on the basis of the prices of the underlying reference assets.

Securities or assets for which market prices are unavailable, or for which the Investment Manager determines that bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security or asset is suspended, the exchange on which the security or asset is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security or asset is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security or asset on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities or assets, information relating to the specific security or asset and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of the Fund’s Common Shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or sell Fund shares on the New York Stock Exchange.

Preferred Shares

The Fund’s Articles of Incorporation authorize the Board of Directors, without approval of the Fund’s Common Shareholders, to classify any unissued shares of the Fund’s common stock into preferred shares, par

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value $.001 per share, in one or more classes or series, with rights as determined by the Board of Directors. The Fund has no current intention to issue Preferred Shares.

Limited Issuance of Preferred Shares and Borrowings.    Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation preference of up to one-half of the value of the Fund’s Managed Assets less liabilities other than Borrowings, measured immediately after issuance of the Preferred Shares. “Liquidation preference” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Preferred Shares is less than one-half of the value of the Fund’s assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than Borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise.

The Fund may leverage up to 33 1/3% of its Managed Assets through the use of Borrowings, and may leverage in an amount up to the maximum extent permitted by the 1940 Act through the issuance of Preferred Shares. The Fund also could enter into Reverse Repurchase Agreements for leverage. The Fund may purchase or redeem any Preferred Shares and/or reduce outstanding Borrowings if necessary to maintain required asset coverage.

In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for Preferred Shares, if any, or commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    Preferred Shares, if any, would have complete priority over the Fund’s Common Shares. Currently, the Fund has no intention to issue Preferred Shares.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s Directors. The remaining Directors will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined single class vote of the holders of Preferred Shares and Common Shares.

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Redemption, Purchase and Sale of Preferred Shares.    The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See “Use of Leverage.”

The discussion above describes the Board of Directors’ present intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles of Incorporation.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, and if at such time, the number of Directors shall be three (3) or more but not more than twelve (12), the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter. The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the Common Shareholders unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund.

A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) any merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) any issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

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(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with Borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Articles of Incorporation to terminate the Fund’s existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under Federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund’s By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally no earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; however, for the 2013 annual meeting of stockholders, the notice must be given not earlier than December 31, 2012 and not later than the close of business on January 31, 2013.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

64

UNDERWRITING

Subject to the terms and conditions stated in the Fund’s underwriting agreement dated                     , 2012, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
Barclays Capital Inc.
Stifel, Nicolaus & Company, Incorporated
Deutsche Bank Securities Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Wunderlich Securities, Inc.
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and the Investment Manager have agreed to jointly and severally indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $     per Common Share. The sales load investors in the Fund will pay of $1.125 per Common Shares is equal to 4.5% of the initial offering price. The underwriters may allow, and dealers may re-allow, a discount not in excess of $     per Common Share on sales to other dealers. After the initial public offering the concession and discount may be changed. Investors must pay for any Common Shares purchased on or before                     , 2012.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$25.00	$	$
Sales load	$1.125	$	$
Estimated offering expenses	$.050	$	$
Proceeds, after expenses, to the Fund	$23.825	$	$

The expenses of the offering are estimated at $.05 per Common Share and are payable by the Fund. The Fund has agreed to pay the underwriters $.00834 per Common Share for each Common Share purchased by the underwriters, as a partial reimbursement of expenses incurred by the underwriters in connection with the

65

offering. The amount paid by the Fund for the partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. Offering expenses paid by the Fund may include reimbursement to the Investment Manager or its affiliates for expenses incurred in connection with the offering. The Investment Manager has agreed to pay all organizational expenses of the Fund and the offering expenses of the Fund (other than the sales load, but inclusive of a $.00834 per Common Share reimbursement of the underwriters’ expenses) to the extent that offering expenses (other than the sales load, but inclusive of a $.00834 per Common Share reimbursement of the underwriters’ expenses) exceed $.05 per Common Share.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to              additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Common Shares will be sold so as to ensure that the New York Stock Exchange (“NYSE”) distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Investment Manager has agreed to pay from its own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated a structuring fee for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the Common Shares in an amount equal to 1.25% of the total price to the public of the Common Shares sold in this offering. The total amount of this structuring fee payment to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 1.25% of the total price to the public of the Common Shares sold in this offering.

The Investment Manager (and not the Fund) may also pay certain qualifying underwriters, including those named below, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the Common Shares sold by that underwriter in this offering.

66

The Investment Manager (and not the Fund) has agreed to pay to each of Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $             and $            , respectively. If the overallotment option is not exercised, the structuring fee paid to Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC will not exceed    % and    %, respectively, of the total price to the public of the Common Shares sold in this offering.

The sum total of all compensation to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate 9% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Investment Manager.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal place of business of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, Massachusetts 21111, has been retained to act as custodian of the Fund’s investments, and Computershare Shareowner Services LLC, whose principal business address is 480 Washington Boulevard, Jersey City, New Jersey 07310, has been retained to serve as the Fund’s transfer and dividend disbursing agent and registrar.

Neither State Street nor Computershare has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

REPORTS TO STOCKHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

VALIDITY OF THE COMMON SHARES

The validity of the Common Shares offered hereby is being passed on for the Fund by Venable LLP (with respect to matters pertaining to Maryland law) and Ropes & Gray LLP, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP. Ropes & Gray LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

67

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information	1
Investment Objectives and Policies	1
Investment Restrictions	16
Management of the Fund	18
Principal Stockholders	27
Investment Management and Other Services	28
Proxy Voting	31
Portfolio Transactions and Brokerage	32
Determination of Net Asset Value	32
Repurchase of Shares	34
Taxation	35
Counsel and Independent Registered Public Accounting Firm	48
Statement of Assets and Liabilities	49
Appendix A: Proxy Voting Procedures and Guidelines	A-1
Appendix B: Ratings of Investments	B-1
Privacy Policy	C-1

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Until                      , 2012 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

     Shares

Cohen & Steers

Limited Duration Preferred and

Income Fund, Inc.

Common Shares

$25.00 per Share

PROSPECTUS

BofA Merrill Lynch

Citigroup

Morgan Stanley

Barclays

Stifel Nicolaus Weisel

Deutsche Bank Securities

J.J.B. Hilliard, W.L. Lyons, LLC

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Wunderlich Securities

                , 2012

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June 22, 2012

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 330-7348

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC., DATED     , 2012, AS SUPPLEMENTED FROM TIME TO TIME (THE “PROSPECTUS”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

-i-

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company organized as a Maryland corporation on May 1, 2012. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The following descriptions supplement the descriptions of the principal investment objectives, policies, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating-rate and fixed-to-floating-rate preferred securities; fixed- and floating-rate corporate debt securities; convertible securities; and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities as described herein. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

These securities may be across a wide range of sectors and industries. The Fund may also invest in common stocks, government securities, mortgage- and asset-backed securities and municipal securities. These securities are not included within the Fund’s 80% investment policy.

Preferred Securities

There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating-rate dividends, are perpetual instruments and considered equity securities. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed- and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, Cohen & Steers Capital Management, Inc. (the “Investment Manager”) also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its shareholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Corporate shareholders of a regulated investment company (a “RIC”) like the Fund generally are permitted to claim the 70% dividends-received deduction (the “DRD”) with respect to that portion of their distributions from the RIC attributable to amounts received by the RIC that qualify for the DRD, provided such amounts are properly reported by the RIC and certain holding period requirements are met at both the RIC and shareholder level. Not all traditional preferred securities pay dividends that are eligible for the DRD. Individual shareholders of a RIC like the Fund generally may be eligible to treat as qualified dividend income (“QDI”) that portion of their distributions from the RIC attributable to QDI received and reported as such by the RIC, provided certain holding period requirements are met at both the RIC and shareholder level. Not all traditional preferred securities will provide significant benefits under the rules relating to QDI. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2012. There can be no assurance that the favorable tax treatment of QDI will continue after December 31, 2012. Dividends from REIT preferred securities do not qualify for the DRD and generally do not constitute QDI. For more information regarding QDI and DRD, see “Taxation” below.

Hybrid-preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid-preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPS SM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not direct obligations of the operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. For U.S. federal income tax purposes, holders of the trust preferred securities generally are treated as owning beneficial interests in the underlying debt of the operating company held by the trust or special purpose entity, and payments on the hybrid-preferred securities are generally treated as interest rather than dividends . As such, payments on the hybrid-preferred securities are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financials sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

(1)

TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered services marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

Another preferred structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Floating-Rate and Fixed-to-Floating-Rate Securities. The Fund may invest up to 100% of its total assets in floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. The terms of floating-rate preferred securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating-rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating-rate securities will participate in any declines in interest rates as well. Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies. The Fund will invest significantly in both floating-rate and fixed-to-floating-rate preferred securities.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Debt Securities

In addition to investing in preferred securities, the Fund may invest in fixed- and floating-rate corporate debt securities. Other debt securities in which the Fund may invest include investments in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, mortgage-backed and asset-backed securities, collateralized mortgage obligations and municipal securities. Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.

Corporate Debt Obligations. The Fund may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Investment Manager may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country, and (iii) other considerations deemed appropriate.

U.S. Government Obligations. The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Other obligations are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities. The Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax free to the Fund shareholders.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.

Floating Rate Loans. The Fund may invest in senior secured floating-rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating-rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Investment Manager than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Bank Instruments. The Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

The Fund may invest in certificates of deposit (“Eurodollar CDs”) and time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

Below Investment Grade Securities

The Fund will, although it is not required to do so, seek to maintain a minimum BBB– (or equivalent) weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB– (or equivalent), an underlying security issued by such company in which the Fund invests may have a lower rating than BBB– (or equivalent). Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if it is rated as such by one of Moody’s Investor Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Group, a division of the McGraw Hill Companies (“S&P”), Fitch, Inc. (“Fitch”) or another NRSRO nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, are judged to be investment grade by the Investment Manager.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities.

Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix B describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose securities they analyze and grade. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Investment Manager does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (securities which are not rated by a rating agency) if the Investment Manager determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. Because the Fund may invest in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Investment Manager’s analysis than if the Fund invested exclusively in higher-quality and rated securities. The Investment Manager will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets. In determining whether to retain or sell such a security, the Investment Manager may consider such factors as Investment Manager’s assessment of the credit quality of the issuers of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Foreign (Non-U.S.) Securities

The Fund may invest up to 100% of its Managed Assets in securities of foreign (non-U.S.) companies, including securities issued by companies domiciled in emerging market countries. Emerging markets generally will include countries in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index as well as other countries determined by the Investment Manager to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Fund may invest up to 100% of its Managed Assets in non-U.S. dollar denominated securities, and the Investment Manager may hedge some or all of the Fund’s foreign currency exposure.

Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

The Fund may also invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, GDRs are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks.

Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Real Estate Companies

The Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited. Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

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Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

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Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

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REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs. In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Utility Companies

Utility companies in which the Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. The Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

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costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

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effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Telecommunications and Media Companies

Telecommunications companies in which the Fund may invest include companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Media companies invest create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Energy Companies

Energy companies in which the Fund may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

Healthcare Companies

Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, are risks in investing in the health care industries.

Industrial Companies

Industrial companies that the Fund may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determine that at least 50% of the company’s assets, revenues or profits are derived from these industries.

The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Derivative Instruments

Except as described in the Prospectus or below, the Fund has no current intention of entering into Derivatives Transactions (as defined below).

The Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to increase return, facilitate portfolio management or mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result.

The Fund may enter into exchange-listed and over-the-counter (“OTC”) put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The status of certain CFTC rules relating to such exclusions is unclear because of litigation against the CFTC challenging the rules.

The Fund’s intention to qualify as a RIC under the Code will potentially limit the extent to which the Fund can engage in certain Derivatives Transactions.

Cash Reserves

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. If the Investment Manager has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of total assets will be maintained for defensive purposes only.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a counterparty, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation.

Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody’s or S&P, certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars and money market mutual funds.

In entering into any repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal or income, in selling the collateral.

Securities Lending

The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Short Sales

The Fund may, but does not currently plan to, enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the Managed Assets of the Fund, and the value of securities of any one issuer in which the Fund is short would not exceed the lesser of 2% of the value of the Fund’s Managed Assets or 2% of the securities of any class of any issuer. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.

Other Investment Companies

The Fund may invest in other investment companies, including shares of open-end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds (“ETFs”). The Fund also may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Under the 1940 Act, the Fund may be limited in the amount the Fund and its affiliates can invest in any one fund (a “Portfolio Fund”) to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund shareholders are solicited to vote the Investment Manager may be required to vote Portfolio Fund shares in the same general proportion as shares held by other shareholders of the Portfolio Fund.

ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. ETF shares such as iShares and SPDRs provide investment results that generally are intended to correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Portfolio Trading and Turnover Rate

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to Common Shareholders, would be taxable to such shareholders as ordinary income.

INVESTMENT RESTRICTIONS

The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized.

The Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and loans and other securities secured by real estate or interests therein, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans;

4. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

5. Invest more than 25% of its total assets in securities of issuers in any one industry (except as discussed herein); provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Fund may:

6. Purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law.

The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and Preferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. With respect to investment restriction number 5, the Fund will invest 25% or more of its total assets in the financial sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of those industries that make up the financials sector.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, administrator, sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors.

Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the fund complex, and other directorships held by the Director are set forth below.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Interested Directors

Robert H. Steers(5) Age: 58	Director and Co-Chairman	(3)	Co-Chairman and Co- Chief Executive Officer of the Investment Manager since 2003 and its parent, Cohen & Steers, Inc. (CNS), since 2004. Prior to that, Chairman of the Investment Manager; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Martin Cohen(5) Age: 63	Director and Co-Chairman	(3)	Co-Chairman and Co- Chief Executive Officer of the Investment Manager since 2003 and CNS since 2004. Prior to that, President of the Investment Manager; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)

Richard J. Norman(7) Age: 68	Director	(3)	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps since 2008; Member, Montgomery County, Maryland Department of Corrections Chaplains Corps since 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	20	Since 2004

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Independent Directors

Bonnie Cohen(6) Age: 69	Director	(3)	Consultant; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; President, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member, U.S. Department of Defense Business Board since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	20	Since 2001

George Grossman Age: 58	Director	(3)	Attorney-at-law.	20	Since 1993

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(4)
Frank K. Ross Age: 68	Director	(3)	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004; Former Board Member of NCRIC Group, Inc. (insurance) from 2004 to 2006; Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington DC offices from 1977 to 2003.	20	Since 2004

C. Edward Ward, Jr. Age: 65		(3)	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004; Formerly Director of closed-end fund management for the New York Stock Exchange where he worked from 1979 to 2004.	20	Since 2004

(1)	The address for all Directors is 280 Park Avenue, New York, NY 10017.
(2)	The Board of Directors has adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the Fund’s Common Shares, and if at such time, the number of Directors shall be three (3) or more but not more than twelve (12), the Board shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(4)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(5)	“Interested persons,” as defined in the 1940 Act, of the Fund because of the affiliation with the Investment Manager (“Interested Directors”).
(6)	Martin Cohen and Bonnie Cohen are unrelated.
(7)	Solely as a result of his ownership of securities of one or more of the underwriters, Mr. Norman is technically an “interested person” (as defined in the 1940 Act) of the Fund, until completion of this offering of Common Shares. After completion of this offering, Mr. Norman will be an Independent Director (defined below).

Each Director has been a Director of the Fund since its inception. Additional information about each Independent Director (as defined below) and Mr. Norman follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

Bonnie Cohen—In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the funds’ lead Independent Director for one year. She also has served in high ranking positions within the Federal government. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

George Grossman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the boards’ Contracts Review Committees since 2004, coordinating the information presented to the boards in connection with the renewal of the funds’ management contracts as well as interacting with the independent third party service provider.

Richard J. Norman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the boards’ Governance Committees since 2004, acting as liaison between the boards and the Investment Company Institute. Mr. Norman has over 34 years of investment experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

Frank K. Ross—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the boards’ Audit Committees since 2004, acting as liaison between the boards and the funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting, auditing and ethics courses at a private university, and serves as the audit committee chairman and a member of the human resources and compensation committees of a public utility company. He was on the board of NCRIC, Inc. from 2004 to 2006, when the company was sold. While on NCRIC’s board, he served on the audit and governance committees.

C. Edward Ward, Jr.—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the boards of other funds in the Cohen & Steers Fund Complex) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates (please see below).

To assist them in evaluating matters under Federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Fund’s and the Investment Manager’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Investment Manager (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment management agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, a majority of the Fund’s Directors are Independent Directors. The Chairmen of the Board and Mr. Norman are interested persons of the Fund. The Fund does not have a lead independent director. The Board has determined that its leadership structure is appropriate in light of the services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

The officers of the Fund (other than Messrs. Cohen & Steers, whose biographies are provided above), their addresses, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age(1)	Position(s) Held with Fund(2)	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served(4)
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since 2003 and prior to that, Senior Vice President of the Investment Manager.	2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of the Investment Manager since 2003 and President of CNS since 2004.	2004

Name, Address and Age(1)	Position(s) Held with Fund(2)	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served(4)
William F. Scapell Age: 45	Vice President	Senior Vice President of the Investment Manager since 2003. Prior to joining the Investment Manager, he was the chief strategist for preferred securities at Merrill Lynch & Co.	2004

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of the Investment Manager since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	2007

James Giallanza Age: 46	Treasurer and Chief Financial Officer	Senior Vice President of the Investment Manager since 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006.	2006

Tina M. Payne Age: 38	Assistant Secretary	Senior Vice President and Associate General Counsel of the Investment Manager since January 2010. Prior thereto, Vice President and Associate General Counsel of the Investment Manager since June 2007. Prior thereto, Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007.	2007

Neil Bloom Age: 40	Assistant Treasurer	Vice President of the Investment Manager since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	2009

Name, Address and Age(1)	Position(s) Held with Fund(2)	Principal Occupation(s) During At Least The Past Five Years	Length of Time Served(4)

Lisa Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of the Investment Manager since 2007 and prior to that Vice President since 2006. Prior to joining the Investment Manager in 2004, she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004.	2006

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.
(3)	The length of time served represents the year in which the officer was first appointed to any fund in the Cohen & Steers Fund Complex.

All of the Fund’s officers are officers or employees of the Investment Manager their affiliations are provided under their principal business occupations.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex, each as of December 31, 2011.

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—Over $100,000

	Dollar Range of Equity Securities in the Fund as of December 31, 2011*	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of December 31, 2011
Robert H. Steers	None	E
Martin Cohen	None	E
Bonnie Cohen	None	E
George Grossman	None	D
Richard J. Norman	None	E
Frank K. Ross	None	E
C. Edward Ward, Jr.	None	D

*	The Fund is newly organized and has no operating history.

Conflicts of Interest. None of the Independent Directors and none of their immediate family members, own any securities issued by the Investment Manager or any principal underwriter of the Fund, or any person or entity (other than the Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or any principal underwriter of the Fund.

Board’s Role in Fund Governance

Committees. The Fund’s Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committee are Messrs. Norman and Ward. The members of the Audit Committee are Ms. Cohen and Messrs. Ross and Grossman.

The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s accounting and financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing investment management and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board, including the number of Independent Directors, and the compensation of Independent Directors for service on the Board and any Board committee.

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee Chairman maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Manager and certain service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. However, it is not possible to eliminate all of the risks to the Fund. The Board also receives reports from counsel to the Fund and the Investment Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Compensation of Directors and Certain Officers

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending December 31, 2012 and the aggregate compensation paid by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2011. Officers of the Fund and Interested Directors (other than Mr. Norman) do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex, except for the Chief Compliance Officer, who receives less than $60,000 from the Fund. The Independent Directors and Mr. Norman are paid an annual base retainer of $95,000, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually), and such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Prior to January 1, 2011, the Audit Committee Chairman was paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairmen were paid $10,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. Beginning January 1, 2011, the Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairmen are paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. In the column headed “Total Compensation Paid to Directors by Fund Complex,” the compensation paid to each Director represents the nineteen funds that each Director served in the Fund Complex during the year ended December 31, 2011. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From Fund*	Total Compensation Paid to Director by Fund Complex
Bonnie Cohen, Director	None	$135,000
Martin Cohen(1), Director and Co-Chairman	None	$0
George Grossman, Director and Contract Review Committee Chairman	None	$155,000
Richard J. Norman(1), Director and Governance Committee Chairman	None	$155,000
Frank K. Ross, Director and Audit Committee Chairman	None	$160,000
Robert H. Steers(1), Director and Co-Chairman	None	$0
C. Edward Ward, Jr., Director	None	$135,000

*	The Fund is newly organized and has no operating history.
(1)	Interested Director.

PRINCIPAL STOCKHOLDERS

As of the date of this Statement of Additional Information, no Director or officer owned any Common Shares. The Investment Manager owned of record and beneficially 4,200 shares of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including each of the open-end and closed-end Cohen & Steers funds. Mr. Cohen and Mr. Steers are “controlling persons” of the Investment Manager on the basis of their ownership of the stock of CNS.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.70% of the average daily value of the Managed Assets of the Fund.

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates.

Portfolio Managers

Portfolio Managers. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of March 31, 2012, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

Joseph Harvey

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	15	$15,382,044,000
Other Pooled Investment Vehicles	38	$17,151,580,000
Other Accounts	39	$4,761,542,000	(1)

William Scapell

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	8	$7,168,330,000
Other Pooled Investment Vehicles	2	$8,238,565,000
Other Accounts	5	$561,464,000

Elaine Zaharis-Nikas

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	2	$2,771,868,000
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

(1)	One “Other Account,” with total assets of $74,287,000, is subject to performance based fees.

Share Ownership. The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objectives.

In addition, the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Manager and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Manager however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Manager may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when 32 this occurs, such security will remain in a client account only if the Applicant, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Investment Manager Compensation Structure. Compensation of the Investment Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s parent, CNS. The Investment Manager’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Investment Manager compensates its portfolio managers based, in part, on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds and value-oriented benchmarks, including the Fund’s primary benchmark, the BofA Merrill Lynch U.S. Capital Securities Index, on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager also may use other broader market measurements and blended benchmarks, including a blended benchmark of 75% BofA Merrill Lynch U.S. Capital Securities Index and 25% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index, to assist in determining portfolio manager compensation. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Investment Manager varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. While the annual salaries of the Investment Manager’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Administrative Services

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including: (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund’s shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.05% of the Fund’s average daily Managed Assets.

In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company (“State Street”) as co-administrator under a fund accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, shareholder reports, and Securities and Exchange Commission filings; and (iv) responding to shareholder inquiries.

Under the terms of the Co-Administration Agreement, the Fund pays State Street a monthly co-administration fee. The co-administration fee paid by the Fund to State Street is computed on the basis of the average daily Managed Assets of the Fund at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion and 0.01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

The Investment Manager remains responsible for monitoring and overseeing the performance by State Street as co-administrator and custodian, and Computershare Shareowner Services LLC (“Computershare”) as transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.

Custodian and Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company, which has its principal business office at One Lincoln St., Boston, MA 21111, has been retained to act as custodian of the Fund’s investments and Computershare, which has its principal business office at 480 Washington Blvd., Jersey City, NJ 07310, as the Fund’s transfer and dividend disbursing agent. Neither State Street nor Computershare, has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

Code of Ethics

The Fund and the Investment Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Fund’s Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. The code of ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-5850), is available on the EDGAR Database on the Securities and Exchange Commission’s web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549.

PROXY VOTING

The Fund’s Board of Directors has delegated to the Investment Manager the responsibility for voting proxies on behalf of the Fund, and has determined that the Investment Manager will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the Investment Manager’s Proxy Voting Policies and Procedures is set forth in Appendix A.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filings are available (i) without charge, upon request, by calling the Fund toll-free at 1-800-437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager’s expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager’s expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

DETERMINATION OF NET ASSET VALUE

The Fund will determine the net asset value of its shares daily on each day that the New York Stock Exchange is open for trading, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) at the end of each day. Net asset value of the Fund’s Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends, any borrowings from financial institutions and liabilities under reverse repurchase agreements) and less the liquidation preference of any outstanding preferred shares, by the total number of shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value per share of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities or assets whose primary market is believed by the Investment Manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager, pursuant to a delegation by the Board of Directors, to reflect the fair market value of such securities. In addition, certain swap agreements may be valued on the basis of the prices of the underlying reference assets.

Securities or assets for which market prices are unavailable, or for which the Investment Manager determines that bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security or asset is suspended, the exchange on which the security or asset is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security or asset is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security or asset on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities or assets, information relating to the specific security or asset and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of the Fund’s Common Shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to buy or sell Fund shares on the New York Stock Exchange.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or material escalation of ongoing conflicts such as those in Iraq and Afghanistan or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action, the Fund’s Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things :

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year , (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the DRD in the case of corporate shareholders and may be eligible to be treated as QDI in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4%

excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the RIC is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry forward net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from QDI will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level (as described in more detail below). This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares under the Dividend Reinvestment Plan generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the shareholder.

A dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

As required by federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be QDI that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as QDI (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from QDI will be treated as QDI in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

As noted above, the special tax treatment of QDI applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as QDI.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% DRD generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the DRD (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the DRD is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute QDI to individual shareholders and will not be eligible for the DRD for corporate shareholders.

Sale or Exchange of Fund Shares

The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all common shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all common shares held, or considered to be held, by them and do not hold (directly or by attribution) any other Fund shares (namely, preferred shares, if any such shares of the Fund are outstanding) will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its common shares, or continues to hold (directly or by attribution) other Fund shares (preferred shares, if any such shares of the Fund are outstanding), such shareholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the Fund; if isolated, any such risk is likely remote. If the Fund repurchases common shares on the open market, such that a selling shareholder would have no specific knowledge that he or she is selling his or her shares to the Fund, it is less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its common shareholders.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute QDI into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% gross income requirement that applies to RICs.

Original Issue Discount Securities

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Certain Higher-Risk and High-Yield Securities

Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. The tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a shareholder of such obligations should recognize market discount on the debt obligations, when the holder may cease to accrue interest, original issue discount or market discount, when and to what extent a holder may take deductions for bad debts or worthless securities, and how a holder should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by the Fund as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investment in Non-U.S. Securities

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts including individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits. If the Fund does not meet the requirements described above, the Fund will not be able to pass through foreign taxes paid by the Fund to its shareholders.

Passive Foreign Investment Company

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as QDI.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Options and Hedging Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “QDI” or qualify for the DRD to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the DRD, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, the Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Investments in Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs

If the Fund receives dividends from a mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”), and the investment company reports such dividends as QDI, then the Fund is permitted in turn to report a portion of its distributions as QDI, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the DRD, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the DRD as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as capital gain dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a RIC beginning before January 1, 2012, the RIC was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder is the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. The RIC was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may have withheld even if the RIC reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholder.

The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the RIC beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise. Therefore, as of the date of this SAI, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that formerly would have been eligible for this withholding exemption. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a

USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2012, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% foreign shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

The Hiring Incentives to Restore Employment Act

Rules enacted in March 2010 as part of the Hiring Incentives to Restore Employment Act (the “HIRE Act”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.—source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above)], will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with (and consent to the disclosure of) such certifications or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or foreign individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its shareholders to the IRS or other parties as necessary to comply with the HIRE Act. Each prospective investor is urged to consult its tax adviser regarding the applicability of the HIRE Act and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ropes & Gray LLP serves as counsel to the Fund, and is located at 1211 Avenue of the Americas, New York, NY 10036-8704. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, has been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of June 13, 2012 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

as of June 13, 2012

Assets:
Cash	$100,296
Total Assets	$100,296
Liabilities:
Total Liabilities	—

Net Assets applicable to 4,200 shares of $.001 par value common stock outstanding	$100,296
Net asset value per Common Shares outstanding ($100,296 divided by 4,200 Common Shares outstanding)	$23.88

NOTES TO FINANCIAL STATEMENT

Note 1: Organization

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of common stock (“Shares”) under the Securities Act of 1933, as amended, and the sale of 4,200 Shares (“Initial Shares”) for $100,296 to Cohen & Steers Capital Management, Inc. (the “Investment Manager”). The proceeds of such Initial Shares in the Fund were held in cash. There are 250,000,000 shares of $0.001 par value common stock authorized.

The Investment Manager has agreed to pay all organization expenses (approximately $51,000) and pay all offering costs (other than the sales load but including $.00834 per Common Share partial reimbursement of expenses to the underwriters as well as commissions paid by the Investment Manager to its internal sales associates) that exceed $0.05 per Common Share. The total offering costs of the Fund are expected to be approximately $1,310,000, of which the Fund is expected to bear $500,000.

Note 2: Accounting Policies

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 3: Investment Management Agreement

The Fund has entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager will provide general investment advisory services for the Fund. For providing these services, the Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (i.e., the net asset value of the Common shares plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of any preferred shares issued by the Fund and the proceeds of any reverse repurchase agreements entered into by the Fund).

The Fund has entered into an Administration Agreement with the Investment Manager under which the Investment Manager performs certain administrative functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. For its services under the Administration Agreement, the Investment Manager receives a monthly fee from the Fund at the annual rate of 0.05% of the Fund’s average daily managed assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities (hereinafter referred to as the “financial statement”) presents fairly, in all material respects, the financial position of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the “Fund”) at June 13, 2012, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

June 21, 2012

APPENDIX A: PROXY VOTING PROCEDURES AND GUIDELINES

A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Investment Manager seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities. In exercising voting rights, the Investment Manager follows the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, the Investment Manager shall conduct itself in the same manner as if the Investment Manager was the constructive owner of the securities.

•	To the extent reasonably possible, the Investment Manager shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed by the Investment Manager in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Investment Manager may consider the views of third parties, the Investment Manager shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed by the Investment Manager. While these guidelines will provide a framework for the Investment Manager decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Investment Manager considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•

Whether the nominee, without shareholder approval, to the Investment Manager’s knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes-Oxley Act) that there exists material weaknesses in the company’s internal controls;

•

Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Investment Manager believes may have been manipulated to provide additional benefits to executives;

•	Whether the nominee is believed by the Investment Manager to have a material conflict of interest with the portfolio company;

•	Whether the nominee (or the overall board) in the Investment Manager’s view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; and

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

The Investment Manager votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. Investment Manager recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Investment Manager is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Access

The Investment Manager recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, it is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. The Investment Manager will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Investment Manager votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Investment Manager votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Investment Manager votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Investment Manager votes against auditor indemnification and limitation of liability; however the Investment Manager recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager’s guidelines on change of control issues:

Shareholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Investment Manager reviews on a case-by-case basis management proposals to ratify a poison pill. The Investment Manager generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Investment Manager votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restricts a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, the Investment Manager votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Investment Manager generally votes in favor of shareholder proposals to declassify a board of directors, although the Investment Manager acknowledges that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team. In voting on shareholder proposals to declassify a board of directors, the Investment Manager evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. However, the Investment Manager acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, the Investment Manager therefore evaluates all facts and circumstances surrounding such proposal and it generally votes against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-staggered boards.

Shareholder Ability to Call Special Meeting. The Investment Manager votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Investment Manager recognizes the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, the Investment Manager is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent. The Investment Manager generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Investment Manager generally votes for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Investment Manager recognizes the importance of such proposals, the Investment Manager is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent investment advisers where appropriate at the company’s expense. Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Investment Manager will generally vote for proposals looking to separate the CEO and Chairman roles. The Investment Manager does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, the Investment Manager will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Investment Manager votes for proposals that call for the board to be composed of a majority of independent directors. The Investment Manager believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Investment Manager votes for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Investment Manager supports measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office. The Investment Manager votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis. Board Size. The Investment Manager generally votes for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Investment Manager generally votes for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Investment Manager would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Investment Manager votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. The Investment Manager also votes for management proposals to adopt confidential voting.

Bundled Proposals. The Investment Manager reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Investment Manager examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Investment Manager votes against the proposals. If the combined effect is positive, the Investment Manager supports such proposals. In the case of bundled director proposals, the Investment Manager will vote for the entire slate only if it would have otherwise voted for each director on an individual basis.

Date/Location of Meeting. The Investment Manager votes against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-ended requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Investment Manager votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Investment Manager generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

Preemptive Rights. The Investment Manager believes that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, it believes that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, the Investment Manager does not believe that pre-emptive rights are necessary and as such, it generally votes for the issuance of equity shares without pre-emptive rights. On a limited basis, the Investment Manager will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

The Investment Manager acknowledges that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Investment Manager would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US it will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Investment Manager review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Investment Manager considers the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Investment Manager will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way. The Investment Manager will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an employee stock ownership plan, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”). Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, the Investment Manager believes that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. The Investment Manager therefore monitors the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., the Investment Manager generally expects companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, the Investment Manager generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”). The Investment Manager generally votes for annual advisory votes on compensation as it notes that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).

Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis. The Investment Manager votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Investment Manager).

Approval of Cash or Cash-and-Stock Bonus Plans. The Investment Manager votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, the Investment Manager opposes the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withholds its votes at the next shareholder meeting for directors whom to its knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale. The Investment Manager votes on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•	Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans. The Investment Manager votes for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Investment Manager supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Investment Manager votes for shareholder proposals to expense fixed-price options.

Vesting. The Investment Manager believes that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. The Investment Manager believes that stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. The Investment Manager generally votes against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. The Investment Manager reviews on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Investment Manager votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Investment Manager will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Investment Manager reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, The Investment Manager evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making its decision, the Investment Manager reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights. The Investment Manager votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower supermajority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Investment Manager generally votes against proposals to adopt such charter provisions. The Investment Manager feels it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Investment Manager votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Investment Manager votes for changing the corporate name.

Shareholder Rights

The Investment Manager’s position on the rights of shareholders is as follows:

•	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•	Shareholders are entitled to submit questions to company management.

•	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•

Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

The Investment Manager recognizes that the companies in which it invests can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, the Investment Manager tends to focus on the financial aspects of the social and environmental proposals, and it considers the following factors (in the order of importance as set forth below):

•	Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•

Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

APPENDIX B: RATINGS OF INVESTMENTS

The following is a description of certain ratings assigned by S&P, Moody’s & Fitch.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment.

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Highly speculative: “B” ratings indicate that material credit risk is present.

Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present.

Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: “CCC” indicates that default is a real possibility.

Very high levels of credit risk: “CC” indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.

Default: “D” indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Privacy Policy

FACTS	WHAT DOES COHEN & STEERS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•     Transaction history and account transactions

•     Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes - to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 330-7348.

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, “Cohen & Steers”).

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What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you

•   Open an account or buy securities from us

•   Provide account information or give us your contact information

•   Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

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PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

Part A—None

Part B—Report of Independent Registered Public Accounting Firm**
Statement of Assets and Liabilities**
2. Exhibits

(a)(i)	Articles of Incorporation(1)
(a)(ii)	Articles of Amendment(2)
(b)	By-Laws(2)
(c)	Not applicable
(d)(i)	Form of specimen share certificate*
(d)(ii)	The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH, SEVENTH and EIGHTH) and the Registrant’s By-Laws (Article II and Article VI).(2)
(e)	Form of Dividend Reinvestment Plan*
(f)	Not applicable
(g)	Form of Investment Management Agreement*
(h)(i)	Form of Underwriting Agreement*
(h)(ii)	Form of Master Selected Dealer Agreement**
(h)(iii)	Form of Master Agreement Among Underwriters**
(i)	Not applicable
(j)	Form of Custodian Agreement*
(k)(i)	Form of Stock Transfer Agency Agreement*
(k)(ii)	Form of Administration Agreement*
(k)(iii)	Form of Co-Administration Agreement**
(k)(iv)	Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated**
(k)(v)	Form of Structuring Fee Agreement with Citigroup Global Markets Inc.**
(k)(vi)	Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC**
(l)(i)	Opinion and Consent of Ropes & Gray LLP**
(l)(ii)	Opinion and Consent of Venable LLP**
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Form of Investment Representation Letter*
(q)	Not applicable
(r)	Code of Ethics of the Fund and the Investment Manager*
(s)	Power of Attorney*

*	Filed herewith.
**	To be filed by amendment.
(1)	Incorporated by reference to the Registration Statement on Form N-2 (333-181113; 811-22707) filed with the Securities and Exchange Commission on May 2, 2012.
(2)	Incorporated by reference to the Registration Statement on Form N-2 (333-181113; 811-22707) filed with the Securities and Exchange Commission on June 13, 2012.

Item 26.	Marketing Arrangements

See Exhibit 2(h).

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

Registration and Filing Fees	$

FINRA Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

Total	$

Item 28.	Persons Controlled by or under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of June 22, 2012, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	1

Item 30.	Indemnification

It is the Registrant’s policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant’s Articles of Incorporation, and Article VIII of the Registrant’s By-Laws. The liability of the Registrant’s directors and officers is dealt with in Article NINTH of Registrant’s Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment manager (the “Investment Manager”), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

The Registrant has agreed to indemnify the Underwriters of the Registrant’s common stock to the extent set forth in Exhibit 2(h).

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of Investment Adviser

This information, with respect to the Investment Manager, is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of the Investment Manager. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement.

Name	Title	Other Business/Position Held/Dates

Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	*

Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	*

Joseph M. Harvey	President	*

Adam M. Derechin	Executive Vice President and Chief Operating Officer	*

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	*

Frank Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - present

Douglas R. Bond	Executive Vice President	*

William J. Frischling	Executive Vice President	*

Stephen Dunn	Executive Vice President	*

Name	Title	Other Business/Position Held/Dates
William F. Scapell	Senior Vice President, Director of Fixed Income Investments	*

Robert Becker	Senior Vice President	*

Thomas Bohjalian	Senior Vice President	*

Yigal Jhirad	Senior Vice President	*

James Giallanza	Senior Vice President	*

Bernard Doucette	Senior Vice President and Chief Accounting Officer	*

Richard E. Helm	Senior Vice President	*

Norbert Berrios	Senior Vice President	*

Salvatore Rappa	Senior Vice President and Associate General Counsel	*

Lisa Phelan	Senior Vice President and Director of Compliance	*

Tina M. Payne	Senior Vice President and Associate General Counsel	*

Michele Nolty	Senior Vice President	*

Robert Tisler	Senior Vice President	*

Frank Zukowski	Senior Vice President	*

David Edlin	Senior Vice President	*

Steven Buckridge	Senior Vice President	*

Stephen Coyle	Senior Vice President	*

Brooks Hamblett	Senior Vice President	*

Christopher Henderson	Senior Vice President	*

James McAdams	Senior Vice President	*

Charles McKinley	Senior Vice President	*

Matthew Pace	Senior Vice President	Pace Metals, Inc., Vice President. 1996 - present; Pace Glass, Inc., Vice President, 1996 - present

Edward Rieger	Senior Vice President	*

Shui Seto	Senior Vice President	*

Todd Voigt	Senior Vice President	*

Ben Morton	Senior Vice President	*

Matthew Karcic	Senior Vice President	*

Martha Shapiro	Senior Vice President	Morgan Stanley Investment Management, Executive Director, 2004-2010

Adam Johnson	Senior Vice President and Associate General Counsel	*

John Cheigh	Senior Vice President	*

Michael DeGroff	Senior Vice President	*

Name	Title	Other Business/Position Held/Dates
Kim Spellman	Senior Vice President	*

Anthony Ialeggio	Senior Vice President	Alliance Bernstein Investments, Managing Director, 2000 - 2010

James MacPherson	Senior Vice President	Financial Products Group, Inc., Founder/Consultant, 2009-2010

Neil Bloom	Vice President	*

Anatoliy Cheravach	Vice President	*

Austin Fagan	Vice President	*

Mary Gordon	Vice President	*

Stephen Lavine	Vice President	Credit Suisse, Consultant, 2009 - 2010

Andrew Humble	Vice President	*

Jason Williams	Vice President	WisdomTree Asset Management, Inc., Regional Director, 2007 - 2010

Joseph Williams	Vice President	*

Joanna Kennedy	Vice President	*

Jamelah Leddy	Vice President	*

Michael Loftus	Vice President	*

Kevin Lotti	Vice President	*

Mark Miness	Vice President	*

Ronald Pucillo	Vice President	*

Dev Subhash	Vice President	*

Stephen Tone	Vice President	*

Thomas Watkins	Vice President	*

Pascal van Garderen	Vice President	*

Elaine Zaharis-Nikas	Vice President	*

Luis Polit	Vice President	*

Ted Valenti	Vice President	*

Antonia Montanari	Vice President	*

Scott Dwyer	Vice President	*

Deborah Krisbergh	Vice President	*

Jason Yablon	Vice President	*

Jamie Zimmerman	Vice President	*

Matthew McAvoy	Vice President	*

Mark Dickinson	Vice President	*

Name	Title	Other Business/Position Held/Dates

Michael Miller	Vice President	*

Damien Porras	Vice President	AllianceBernstein, Vice President, 2004 - 2010

Julia Chin	Vice President	*

Colleen Dean	Vice President	*

Judy Diaz	Vice President	Truesoft, Inc., President, 2006 - present

William Formosa	Vice President	*

Heather Kaden	Vice President	*

Matthew Kirschner	Vice President	*

Yue Zhang	Vice President	*

Christopher Barrett	Vice President	*

Robert Cipriano	Vice President	*

Rochan Kalyanpur	Vice President	Swiss Reinsurance Company, Assistant Vice President, 2007-2010

Laura Kling	Vice President	*

Saho Tada	Vice President	*

William Cheng	Vice President	*

Michael Kaufman	Vice President	*

John Murphy	Vice President	*

Stephen Fiacco	Vice President	*

Adam Schaffler	Vice President	*

Evan Serton	Vice President	*

Parke Miller Johnson	Vice President	*

Emily Beaton	Vice President	*

Jonathan Beshel	Vice President	*

Jerome Dorost	Vice President	Citigroup, 7/2003-8/2010

Laurel Durkay	Vice President	*

Danielle London	Vice President	Cliffwater LLC, Senior Associate, 2009-2011

Sean McDermott	Vice President	*

Sayuri Ohyagi	Vice President	Advantage Partners LLP, 5/2009-7/2011

Michael Penn	Vice President	*

Stanislav Platsman	Vice President	*

Kevin Rochefort	Vice President	*

Janine Seto-Moy	Vice President	*

Elizabeth Sharr	Vice President	*

Name	Title	Other Business/Position Held/Dates

Benjamin Tisdale	Vice President	*

Lorraine Tutovic	Vice President	*

Henry Yeng	Vice President	*

Item 32.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 22nd day of June, 2012.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Adam M. Derechin Adam M. Derechin	President and Chief Executive Officer (Principal Executive Officer)	June 22, 2012

/s/ James Giallanza James Giallanza	Treasurer (Principal Financial and Accounting Officer)	June 22, 2012

/s/ Martin Cohen Martin Cohen	Co-Chairman and Director	June 22, 2012

/s/ Robert H. Steers Robert H. Steers	Co-Chairman and Director	June 22, 2012

/s/ Bonnie Cohen* Bonnie Cohen	Director	June 22, 2012

/s/ George Grossman* George Grossman	Director	June 22, 2012

/s/ Richard J. Norman* Richard J. Norman	Director	June 22, 2012

/s/ Frank K. Ross* Frank K. Ross	Director	June 22, 2012

/s/ C. Edward Ward, Jr.* C. Edward Ward, Jr.	Director	June 22, 2012

*By:	/s/ Martin Cohen
Attorney-in-Fact

Index of Exhibits

(d)(i)	Form of specimen share certificate

(e)	Form of Dividend Reinvestment Plan

(g)	Form of Investment Management Agreement

(h)	Form of Underwriting Agreement

(j)	Form of Custodian Agreement

(k)(i)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement

(k)(ii)	Form of Administration Agreement

(n)	Consent of Independent Registered Public Accounting Firm

(p)	Form of Investment Representation Letter

(r)	Code of Ethics of the Fund and the Investment Manager

(s)	Power of Attorney